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TEMPLETON GROWTH FUND, INC.
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TEMPLETON GROWTH FUND, INC.

WICHTIGE HINWEISE FÜR ANTEILSINHABER

Diese Unterlagen beziehen sich auf eine außerordentliche Versammlung der Anteilsinhaber des Templeton Growth Fund, Inc. (der „Fonds“), die für den 30. Oktober 2017 um 11:00 Uhr (US-Ostküstenzeit) in den Geschäftsräumen von Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, anberaumt ist. Die beiliegenden Unterlagen beschreiben mehrere Anträge (die „Anträge“ bzw. einzeln ein „Antrag“), die auf der Versammlung zur Abstimmung stehen, und enthält die Einladung zur außerordentlichen Versammlung der Anteilsinhaber, die Vollmachtserklärung und die Vollmachtskarte. Eine Vollmachtskarte ist im Wesentlichen ein Stimmzettel. Wenn Sie per Vollmacht abstimmen, zeigt uns diese, wie Sie bei wichtigen Belangen in Bezug auf den Fonds abstimmen möchten. Wenn Sie eine Stimme zu allen Anträgen abgeben, wird Ihre Vollmacht nach Ihren Anweisungen gewertet. Wenn Sie eine Stimme zu einem oder mehreren, jedoch nicht zu allen Anträgen abgeben, wird Ihre Vollmacht so gewertet, wie Sie es für diesen Antrag/diese Anträge angegeben haben. Für den Antrag/die Anträge, zu denen Sie keine Stimme abgegeben haben, wird Ihre Vollmacht als „FÜR“ diesen Antrag/diese Anträge gewertet. Wenn Sie die Vollmachtskarte lediglich unterschreiben, datieren und zurücksenden, jedoch keine Stimme zu einem Antrag abgeben, wird Ihre Vollmacht als „FÜR“ sämtliche Anträge gewertet.

Wir empfehlen Ihnen dringend die sorgfältige Prüfung der Anträge in der Vollmachtserklärung. Bitte füllen Sie anschließend die Vollmachtskarte aus, unterschreiben und datieren Sie sie und senden Sie die Vollmachtskarte an uns zurück, damit wir wissen, wie Sie abstimmen möchten. Die unverzügliche Rücksendung der Vollmachten durch die Anteilsinhaber kann dem Fonds zusätzlichen finanziellen und organisatorischen Aufwand, wie z. B. weitere Postsendungen, ersparen. BITTE SENDEN SIE die Vollmachtskarte AUSGEFÜLLT UND UNTERSCHRIEBEN AN UNS ZURÜCK.

Benötigen Sie Informationen?  Haben Sie Fragen oder Anregungen? Ihr Anlageberater und unser Serviceteam unterstützen Sie gerne. Rufen Sie uns einfach an, senden uns eine E-Mail, ein Fax oder schreiben Sie uns. Sie erreichen uns von Montag bis Freitag zwischen 8.30 und 18.00 Uhr gebührenfrei unter

Telefon: 0800 / 073 80 02
Fax +49 (0) 69/27223120
Email: info@franklintempleton.de

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TEMPLETON GROWTH FUND, INC.

EINLADUNG ZUR AUSSERORDENTLICHEN VERSAMMLUNG DER ANTEILSINHABER

Der Verwaltungsrat von Templeton Growth Fund, Inc. (der „Fonds“) hat eine außerordentliche Versammlung der Anteilsinhaber des Fonds (die „Versammlung“) einberufen, die am 30. Oktober 2017 um 11:00 Uhr (US-Ostküstenzeit) in den Geschäftsräumen von Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, abgehalten wird.

Auf der Versammlung stimmen die Anteilsinhaber des Fonds über die folgenden Anträge und Unteranträge ab:

1.	Wahl eines Verwaltungsrats des Fonds;

2.	Genehmigung von Änderungen an einigen fundamentalen Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein), d. h.:

(a)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme;

(b)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe;

(c)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien;

(d)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen; und

(e)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere;

3.	Genehmigung der Aufhebung einiger fundamentaler Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein), d. h.:

(a)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten;

(b)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen;

(c)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in anderen Investmentgesellschaften;

(d)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogrammen; und

(e)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“; und

4.	Genehmigung der Nutzung einer „Manager of Managers“-Struktur, bei der der Anlageverwalter des Fonds die Unterberater ohne Zustimmung der Anteilsinhaber ernennen und ablösen kann.

Im Auftrag des Verwaltungsrats,

Lori A. Weber
Vice President und Secretary
29. September 2017

Bitte unterschreiben Sie die Vollmachtskarte und senden Sie sie unverzüglich in dem beigefügten adressierten Umschlag zurück, ungeachtet der Anzahl der Anteile in Ihrem Besitz.

WICHTIGER HINWEIS ZU DER VERFÜGBARKEIT DER
VOLLMACHTSUNTERLAGEN FÜR DIE AM 30. OKTOBER 2017 STATTFINDENDE
AUSSERORDENTLICHE VERSAMMLUNG DER ANTEILSINHABER

Die Einladung zur außerordentlichen Versammlung, die Vollmachtserklärung und das Formular der
Vollmachtskarte sind online auf http://www.proxyonline.com/docs/FTproxy verfügbar. Das Formular der Vollmachtskarte auf der Website kann nicht für die Stimmabgabe verwendet werden.

Benötigen Sie Informationen, oder Hinweise wie Sie an dieser Sitzung persönlich teilnehmen können? Haben Sie Fragen oder Anregungen? Ihr Anlageberater und unser Serviceteam unterstützen Sie gerne. Rufen Sie uns einfach an, senden uns eine E-Mail, ein Fax oder schreiben Sie uns. Sie erreichen uns von Montag bis Freitag zwischen 8.30 und 18.00 Uhr gebührenfrei unter

Telefon: 0800 / 073 80 02
Fax +49 (0) 69/27223120
Email: info@franklintempleton.de

TEMPLETON GROWTH FUND, INC.

Am 30. Oktober 2017 findet eine außerordentliche Versammlung der Anteilsinhaber von Templeton Growth Fund, Inc. (der „Fonds“) statt, auf der über mehrere wichtige Anträge mit Bezug auf den Fonds abgestimmt wird. Bitte lesen Sie die beigefügten Unterlagen und geben Sie Ihre Stimme auf der Vollmachtskarte ab.

Die Anträge für den Fonds wurden vom Verwaltungsrat des Fonds (der „Verwaltungsrat“) sorgfältig geprüft. Die Verwaltungsratsmitglieder des Fonds, die mehrheitlich nicht mit Franklin Templeton Investments verbunden sind, sind dafür zuständig, Ihre Interessen als Anteilsinhaber des Fonds zu wahren. Der Verwaltungsrat ist der Ansicht, dass diese Anträge im besten Interesse der Anteilsinhaber sind. Der Verwaltungsrat empfiehlt Ihnen einstimmig, bezüglich sämtlicher Anträge mit „DAFÜR“ zu stimmen.

Die Stimmabgabe ist schnell und einfach. Alles Notwendige finden Sie beigefügt. Für die Abgabe Ihrer Stimme müssen Sie lediglich die Vollmachtskarte, die diesen Unterlagen beigefügt ist ausfüllen. Vergessen Sie nicht, die Karte zu unterschreiben, bevor Sie sie in dem frankierten Umschlag einsenden. Vielen Dank für Ihre Mitwirkung bei dieser wichtigen Initiative.

Die folgenden Fragen und Antworten sollen Ihnen die den Fonds betreffenden Anträge verständlich machen. Die Anträge werden in der Vollmachtserklärung ausführlicher beschrieben. Wir danken Ihnen für Ihr Vertrauen in Franklin Templeton Investments und freuen uns, Sie auch künftig bei der Erreichung Ihrer finanziellen Ziele unterstützen zu können.

Wichtige Hinweise für das Verständnis der Anträge und die Stimmabgabe

Nachfolgend finden Sie einen kurzen Überblick über die zur Abstimmung stehenden Anträge. In der Vollmachtserklärung finden Sie weitere Informationen zu jedem Antrag. Ihre Stimme ist wichtig, ungeachtet dessen, ob Sie viele oder wenige Anteile besitzen.

Über welche Themen soll ich abstimmen?

Die Anteilsinhaber sind aufgefordert, über die folgenden Anträge abzustimmen:

1.	Wahl eines Verwaltungsrats des Fonds.

2.	Genehmigung von Änderungen an einigen fundamentalen Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein):

(a)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme;

(b)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe;

(c)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien;

(d)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen; und

(e)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere.

3.	Genehmigung der Aufhebung einiger fundamentaler Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein):

(a)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten;

(b)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen;

(c)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in anderen Investmentgesellschaften;

(d)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogrammen; und

(e)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“.
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4.	Genehmigung der Nutzung einer „Manager of Managers“-Struktur, bei der der Anlageverwalter des Fonds die Unterberater ohne Zustimmung der Anteilsinhaber ernennen und ablösen kann.

Hat der Verwaltungsrat die Anträge genehmigt?

Ja. Der Verwaltungsrat hat sämtliche Anträge einstimmig genehmigt und empfiehlt, dass Sie sämtlichen Anträgen für den Fonds zustimmen.

1.	Wahl eines Verwaltungsrats des Fonds.

Welche Aufgabe hat der Verwaltungsrat?

Der Verwaltungsrat ist dafür zuständig, die Interessen der Anteilsinhaber des Fonds zu wahren. Demnach hat der Verwaltungsrat die Pflicht, den besten Interessen der Anteilsinhaber zu dienen, indem er den Fonds beaufsichtigt. Hierzu gehört auch die Genehmigung von Richtlinienänderungen. Überdies überprüft der Verwaltungsrat unter anderem die Wertentwicklung des Fonds, überwacht die Tätigkeit des Fonds und überprüft vertragliche Vereinbarungen mit den Dienstleistern des Fonds.

Welche Verbindungen bestehen zwischen dem Verwaltungsrat und Franklin Templeton Investments?

Der Verwaltungsrat besteht gegenwärtig zu 75% aus „unabhängigen“ Mitgliedern und aus zwei „beteiligten“ Mitgliedern, und diese Aufteilung ist auch künftig angedacht. Mitglieder des Verwaltungsrats gelten als „beteiligt“, wenn sie unter anderem mit Fonds von Franklin Templeton oder über das Fondsmanagement mit Franklin Templeton Investments verbunden sind. Unabhängige Verwaltungsratsmitglieder haben keine Verbindung mit Franklin Templeton Investments und erhalten vom Fonds eine Vergütung.

2.	Genehmigung von Änderungen an einigen fundamentalen Anlagebeschränkungen des Fonds.

Welche fundamentalen Anlagebeschränkungen sind das?

Der Fonds unterliegt bestimmten Anlagebeschränkungen, die als „fundamental“ gelten, weil sie nur mit Genehmigung der Anteilsinhaber geändert werden können. Es gibt generell acht fundamentale Anlagebeschränkungen, die jeder Fonds nach dem Investment Company Act von 1940 (das „Gesetz von 1940“) aufweisen muss. Der Fonds schlägt die Änderung seiner fundamentalen Anlagebeschränkungen in Bezug auf folgende Belange vor:

•	Kreditaufnahme;

•	Darlehensvergabe;

•	Anlagen in Immobilien;

•	Anlagen in Rohstoffe; und

•	Ausgabe vorrangiger Wertpapiere.

Wie werden sich die Änderungen auf die derzeitigen fundamentalen Anlagebeschränkungen des Fonds auswirken?

Durch die beantragten Änderungen sollen diejenigen Beschränkungen, die strenger sind, als derzeit verlangt wird, aktualisiert und, soweit zweckmäßig, die fundamentalen Anlagebeschränkungen des Fonds im Wesentlichen mit denen aller übrigen Fonds von Franklin Templeton vereinheitlicht werden. Einige der beantragten Änderungen würden dem Fonds zusätzliche Flexibilität bei der Umsetzung verschiedener Investments oder Strategien verleihen. Soweit der Fonds diese Flexibilität künftig nutzt, unterliegt der Fonds möglicherweise zusätzlichen Kosten und Risiken. Dessen ungeachtet geht der Fonds derzeit nicht von einer erheblichen Änderung seiner Anlagestrategien aus, auch wenn die beantragten Änderungen an diesen fundamentalen Anlagebeschränkungen genehmigt werden. Dies gilt nicht für den Einsatz derivativer Instrumente durch den Fonds. Anlagen in derivativen Instrumenten wie z. B. Optionen, Terminkontrakten und Futures würden den Fonds bestimmten zusätzlichen Risiken aussetzen. Der Anlageverwalter geht jedoch zum jetzigen Zeitpunkt nicht davon aus, dass der aktuell erwartete Einsatz von Derivaten durch den Fonds zu einer erheblichen Änderung des Anlagerisikos in Verbindung mit einer Anlage im Fonds führen wird. Die beantragten vereinheitlichten Anlagebeschränkungen werden das Anlageziel des Fonds nicht betreffen.
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3.	Genehmigung der Aufhebung einiger fundamentaler Anlagebeschränkungen des Fonds.

Welche fundamentalen Beschränkungen sind das?

Der Fonds unterliegt auch fundamentalen Anlagebeschränkungen, die einst durch US-Wertpapiergesetze oder Aufsichtsbehörden in den USA oder durch deutsche Vorschriften zur Wertpapierregistrierung vorgegeben wurden und die nun überholt oder nicht mehr in Kraft sind. Der Fonds schlägt die Aufhebung seiner fundamentalen Anlagebeschränkungen in Bezug auf folgende Belange vor:

•	Die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten;

•	Den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen;

•	Anlagen in andere Investmentgesellschaften;

•	Anlagen in Öl- und Gasprogramme; und

•	Anlagen in Letter Stocks.

Wie wird sich die Aufhebung dieser Anlagebeschränkungen auf den Fonds auswirken?

Durch die beantragte Aufhebung sollen diese Beschränkungen, die strenger sind, als derzeit verlangt wird, abgelöst und, soweit zweckmäßig, alle vorgeschriebenen fundamentalen Anlagebeschränkungen für die Fonds von Franklin Templeton vereinheitlicht werden. Die beantragte Aufhebung einiger fundamentaler Anlagebeschränkungen würde dem Fonds zusätzliche Flexibilität bei der Umsetzung verschiedener Investments oder Strategien verleihen. Soweit der Fonds diese Flexibilität künftig nutzt, unterliegt der Fonds möglicherweise zusätzlichen Kosten und Risiken. Dessen ungeachtet geht der Fonds derzeit nicht von einer erheblichen Änderung seiner Anlagestrategien aus, auch wenn die beantragte Aufhebung dieser fundamentalen Anlagebeschränkungen genehmigt wird. Dies gilt nicht für den Einsatz derivativer Instrumente durch den Fonds. Anlagen in derivativen Instrumenten wie z. B. Optionen, Terminkontrakten und Futures würden den Fonds bestimmten zusätzlichen Risiken aussetzen. Der Anlageverwalter geht jedoch, wie oben erwähnt, zum jetzigen Zeitpunkt nicht davon aus, dass der aktuell erwartete Einsatz von Derivaten durch den Fonds zu einer erheblichen Änderung des Anlagerisikos in Verbindung mit einer Anlage im Fonds führen wird. Die beantragte Aufhebung dieser fundamentalen Anlagebeschränkungen wird das Anlageziel des Fonds nicht betreffen.

4.	Genehmigung der Nutzung einer „Manager of Managers“-Struktur, bei der der Anlageverwalter des Fonds die Unterberater ohne Zustimmung der Anteilsinhaber ernennen und ablösen kann.

Welchen Zweck hat die „Manager of Managers“-Struktur?

Die Anteilsinhaber des Fonds werden gebeten, die Nutzung einer „Manager of Managers“-Struktur zu genehmigen, die dem Anlageverwalter des Fonds vorbehaltlich der Genehmigung des Verwaltungsrats erlauben würde, Unterberater, die mit Franklin Templeton Investments, verbunden sind, und Unterberater, die nicht mit Franklin Templeton Investments verbunden sind, ohne die vorherige Genehmigung der Anteilsinhaber zu ernennen und abzulösen („Manager of Managers“-Struktur). Die „Manager of Managers“-Struktur würde den Fonds in die Lage versetzen, künftig mit höherer Effizienz zu agieren, indem dem Fonds sowohl die Nutzung verbundener als auch nicht verbundener Unterberater erlaubt wird, die für seinen Bedarf am besten geeignet sind, ohne dass ihm hierbei Kosten und mögliche Verzögerungen entstehen, die mit der Einholung der Genehmigungen der Anteilsinhaber verbunden sein könnten.

Wie wird sich die „Manager of Managers“-Struktur auf den Fonds auswirken?

Die Nutzung der „Manager of Managers“-Struktur wird die Gebühren, die der Fonds an den Anlageverwalter zahlt bzw. die von den Anteilsinhabern des Fonds gezahlt werden, nicht ändern. Falls der Antrag für den Fonds genehmigt wird und Verwaltungsrat und Anlageverwalter des Fonds der Ansicht sind, dass die Nutzung eines oder mehrerer Unterberater im besten Interesse des Fonds wäre, würden die Anteilsinhaber des Fonds generell nicht für die Ernennung eines Unterberaters für den Fonds befragt, sofern die Voraussetzungen der „Manager of Managers“-Verfügung erfüllt sind. Der Anlageverwalter des Fonds wäre vielmehr mit der Zustimmung des Verwaltungsrats, einschließlich einer Mehrheit der unabhängigen Treuhänder und ohne die Genehmigung der Anteilsinhaber in der Lage, Unterberater zu bestellen und entsprechende Änderungen an den Unterberatungsverträgen vorzunehmen. Der Fonds würde die Anteilsinhaber jedoch binnen 90 Tagen über die Einstellung jeglicher neuer Unterberater in Kenntnis setzen. Der Anlageverwalter des Fonds beabsichtigt derzeit allgemein nicht, die „Manager of Managers“-Struktur für den Fonds zu verwenden, da keine kurzfristigen Änderungen an der Portfoliomanagementstruktur des Fonds vorgesehen sind. Der Verwaltungsrat hat beschlossen, die Genehmigung der Anteilsinhaber für die „Manager of Managers“-Struktur im Zuge dieser außerordentlichen Versammlung der Anteilsinhaber einzuholen, die ansonsten zwecks der Abstimmung über andere, in der Vollmachtserklärung beschriebene Belange einberufen wird, um für die Zukunft zusätzliche Kosten für die Versammlung und Einholung der Vollmachten zu vermeiden.

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Was ist AST Fund Solutions, LLC?

AST Fund Solutions, LLC (der „Fondsdienstleister“) ist eine Gesellschaft, die der Fonds für die Einholung der Vollmachten hinzugezogen hat. Der Fondsdienstleister ist nicht mit dem Fonds oder mit Franklin Templeton Investments verbunden. Für die Abhaltung einer Versammlung der Anteilsinhaber muss ein bestimmter Prozentsatz der Anteile des Fonds (häufig als „Quorum“ bezeichnet“) auf der Versammlung vertreten sein. Falls das Quorum nicht erreicht wird, muss sich die Versammlung vertagen. Der Fonds kann versuchen, die Anteilsinhaber mit mehreren Sendungen an die Abgabe ihrer Stimme zu erinnern. Steht die Versammlung bevor, können die Anteilsinhaber, die die Stimme für ihre Anteile noch nicht abgegeben haben, angerufen werden, damit die Versammlung nicht vertagt oder verschoben werden muss.

Wie viele Stimmen darf ich abgeben?

Als Anteilsinhaber steht Ihnen für jeden Anteil, den Sie am Stichtag an dem Fonds besitzen, eine Stimme (und eine proportionale Teilstimme für jeden Bruchteil eines Anteils) zu. Stichtag ist der 21. August 2017.

Wie gebe ich die Stimme für meine Anteile ab?

Sie können die Stimme für Ihre Anteile abgeben, indem Sie die beigefügte Vollmachtskarte ausfüllen, unterschreiben und in dem beigefügten frankierten Umschlag einsenden.

Benötigen Sie Informationen?  Haben Sie Fragen oder Anregungen? Ihr Anlageberater und unser Serviceteam unterstützen Sie gerne. Rufen Sie uns einfach an, senden uns eine E-Mail, ein Fax oder schreiben Sie uns. Sie erreichen uns von Montag bis Freitag zwischen 8.30 und 18.00 Uhr gebührenfrei unter

Telefon: 0800 / 073 80 02
Fax +49 (0) 69/27223120
Email: info@franklintempleton.de

Wie unterschreibe ich die Vollmachtskarte?

Einzelkonten: Die Anteilsinhaber haben genau so zu unterschreiben, wie ihre Namen in der Kontoregistrierung, die in der Vollmachtskarte aufgeführt sind, erscheinen.

Gemeinschaftskonten: Einer von beiden Inhabern kann unterschreiben, aber der Name der unterschreibenden Person sollte genau mit einem Namen in der Kontoregistrierung übereinstimmen, wie er in der Vollmachtskarte aufgeführt ist.

Alle sonstigen Konten: Die unterschreibende Person muss ihre Eigenschaft angeben. Ein Treuhänder für einen Trust oder sonstigen Rechtsträger sollte beispielsweise mit „Ann B. Collins, Treuhänder“ unterschreiben.

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VOLLMACHTSERKLÄRUNG

INHALTSVERZEICHNIS

Seite
♦ HINWEISE ZUR STIMMABGABE	1
Wer fordert mich zur Stimmabgabe auf?	1
Wer darf seine Stimme abgeben?	1
Über welche Themen soll ich abstimmen?	1
Was empfiehlt mir der Verwaltungsrat des Fonds bezüglich der Stimmabgabe?	2
Wie stelle ich sicher, dass meine Stimme fehlerfrei erfasst wird?	2
Darf ich meine Vollmacht widerrufen?	2
Darf ich der Versammlung persönlich beiwohnen?	2
Was bedeutet es, wenn meine Anteile in einem Maklerkonto gehalten werden?	2
Wer übernimmt die Kosten für die Einholung der Vollmachten?	2
♦ DIE ANTRÄGE	3
ANTRAG 1: WAHL EINES VERWALTUNGSRATS DES FONDS	3
EINFÜHRUNG ZU DEN ANTRÄGEN 2 UND 3	13
ANTRAG 2: GENEHMIGUNG VON ÄNDERUNGEN AN EINIGEN FUNDAMENTALEN ANLAGEBESCHRÄNKUNGEN DES FONDS
(Dieser Antrag sieht getrennte Abstimmungen bezüglich der Unteranträge 2a–2e vor)	15
Unterantrag 2a: Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme.	15
Unterantrag 2b: Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe.	15
Unterantrag 2c: Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien.	16
Unterantrag 2d: Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen.	17
Unterantrag 2e: Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere.	17
ANTRAG 3: GENEHMIGUNG DER AUFHEBUNG BESTIMMTER FUNDAMENTALER ANLAGEBESCHRÄNKUNGEN DES FONDS
(Dieser Antrag sieht getrennte Abstimmungen bezüglich der Unteranträge 3a–3e vor)	18
Unterantrag 3a: Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten.	18
Unterantrag 3b: Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen.	19
Unterantrag 3c: Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in andere Investmentgesellschaften.	19
Unterantrag 3d: Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogramme.	19
Unterantrag 3e: Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“.	19
ANTRAG 4: GENEHMIGUNG DER NUTZUNG EINER „MANAGER OF MANAGERS“-STRUKTUR, WOBEI DER ANLAGEVERWALTER DES FONDS DIE UNTERBERATER OHNE ZUSTIMMUNG DER ANTEILSINHABER ERNENNEN UND ABLÖSEN KANN	20
♦ ZUSÄTZLICHE INFORMATIONEN ÜBER DEN FONDS	22
♦ WEITERE HINWEISE ZUR STIMMABGABE UND ZUR VERSAMMLUNG	23
ANHÄNGE
Anhang A – Satzung des Nominating Committee	A-1
Anhang B – Zu ändernde oder aufzuhebende fundamentale Beschränkungen	B-1
Anhang C – Die Grössten Anteilinhaber zum 31. Mai 2017	C-1

i

TEMPLETON GROWTH FUND, INC.

VOLLMACHTSERKLÄRUNG

♦	HINWEISE ZUR STIMMABGABE

Wer fordert mich zur Stimmabgabe auf?

Der Verwaltungsrat (der „Verwaltungsrat“ oder die „Verwaltungsratsmitglieder“) von Templeton Growth Fund, Inc. (der „Fonds“) bittet Sie im Zuge einer für den 30. Oktober 2017 anberaumten außerordentlichen Versammlung der Anteilsinhaber (die „Versammlung“), über mehrere Themen (die „Anträge“ oder einzeln jeweils ein „Antrag“) abzustimmen.

Wer darf seine Stimme abgeben?

Zum Geschäftsschluss am 21. August 2017 eingetragene Anteilsinhaber sind berechtigt, der Versammlung oder einer vertagten Versammlung beizuwohnen und auf dieser abzustimmen. Jeder eingetragene Anteil des Fonds verleiht das Recht auf eine Stimme (und eine proportionale Teilstimme für jeden Bruchteil eines Anteils) bei jeder auf der Versammlung vorgebrachten Angelegenheit. Die Einladung zur außerordentlichen Versammlung der Anteilsinhaber und die Vollmachtskarte wurden den eingetragenen Anteilsinhabern erstmals am oder um den 29. September 2017 zugesandt.

Über welche Themen soll ich abstimmen?

Die Anteilsinhaber sind aufgefordert, über die folgenden Anträge abzustimmen:

1.	Wahl eines Verwaltungsrats des Fonds;

2.	Genehmigung von Änderungen an einigen fundamentalen Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein):

(a)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme;

(b)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe;

(c)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien;

(d)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen; und

(e)	Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere;

3.	Genehmigung der Aufhebung einiger fundamentaler Anlagebeschränkungen des Fonds (schließt fünf (5) Unteranträge ein):

(a)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten;

(b)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen;

(c)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in anderen Investmentgesellschaften;

(d)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogrammen; und

(e)	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“; und

4.	Genehmigung der Nutzung einer „Manager of Managers“-Struktur, bei der der Anlageverwalter des Fonds die Unterberater ohne Zustimmung der Anteilsinhaber ernennen und ablösen kann.

Was empfiehlt mir der Verwaltungsrat des Fonds bezüglich der Stimmabgabe?

Der Verwaltungsrat empfiehlt Ihnen einstimmig, folgendermaßen abzustimmen:

1.	FÜR die Wahl aller Kandidaten als Verwaltungsratsmitglied des Fonds;

2.	FÜR die Genehmigung von Änderungen an bestimmten fundamentalen Anlagebeschränkungen des Fonds;

3.	FÜR die Genehmigung der Aufhebung bestimmter fundamentaler Anlagebeschränkungen des Fonds; und

4.	FÜR die Genehmigung der Nutzung einer „Manager of Managers“-Struktur.

Wie stelle ich sicher, dass meine Stimme fehlerfrei erfasst wird?

Füllen Sie die beigefügte Vollmachtskarte aus, unterschreiben und datieren Sie sie und senden Sie sie in dem von uns bereitgestellten frankierten Umschlag zurück. Eine Vollmachtskarte in Bezug auf Anteile, die sich in gemeinschaftlichem Eigentum befinden, kann von nur einem der Eigentümer unterschrieben werden, es sei denn, der Fonds erhält bei oder vor Ausübung dieser Vollmacht eine gesonderte schriftliche und gegenteilige Mitteilung von einem dieser Eigentümer.

Sie können Ihre Stimme auch persönlich auf der Versammlung abgeben.

Falls Sie zusätzliche Informationen zur Versammlung benötigen, können Sie sich unter der gebührenfreien Rufnummer 0800-073-8002 an Franklin Templeton Investments wenden.

Vollmachtskarten, die ordnungsgemäß unterschrieben und datiert sind und bei oder vor der Versammlung eingehen, werden gemäß den gemachten Angaben gewertet. Wenn Sie eine Stimme zu allen Anträgen abgeben, wird Ihre Vollmacht nach Ihren Anweisungen gewertet. Wenn Sie eine Stimme zu einem oder mehreren, jedoch nicht zu allen Anträgen abgeben, wird Ihre Vollmacht so gewertet, wie Sie es für diesen Antrag/diese Anträge angegeben haben. Für den Antrag/die Anträge, zu denen Sie keine Stimme abgegeben haben, wird Ihre Vollmacht als „FÜR“ diesen Antrag/diese Anträge gewertet. Wenn Sie die Vollmachtskarte lediglich unterschreiben, datieren und zurücksenden, jedoch keine Stimme zu einem Antrag abgeben, wird Ihre Vollmacht als „FÜR“ sämtliche Anträge gewertet.

Darf ich meine Vollmacht widerrufen?

Sie dürfen Ihre Vollmacht jederzeit vor deren Wertung widerrufen, indem Sie einen schriftlichen Widerruf oder eine Vollmachtskarte mit einem späteren Datum einsenden, die beim Fonds bei oder vor der Versammlung eingeht, oder indem Sie der Versammlung beiwohnen und persönlich abstimmen.

Darf ich der Versammlung persönlich beiwohnen?

Zum Geschäftsschluss am 21. August 2017 eingetragene Anteilsinhaber sind berechtigt, der Versammlung beizuwohnen. Zugelassene Anteilsinhaber, die der Versammlung persönlich beiwohnen möchten, müssen einen Nachweis über ihr Anteilseigentum, wie z. B. eine Erklärung des Anteilsinhabers oder ein Bestätigungsschreiben einer Verwahrstelle oder eines Maklers/Händlers mit Datum zum 21. August 2017, und ein Ausweisdokument mit Bild, wie z. B. einen Führerschein oder Personalausweis vorlegen, um in die Versammlung eingelassen zu werden. Anteilsinhaber ohne Nachweis von Eigentum und Identität werden nicht eingelassen.

Was bedeutet es, wenn meine Anteile in einem Maklerkonto gehalten werden?

Falls Ihre Anteile von Ihrem Makler gehalten werden, benötigen Sie für die persönliche Stimmabgabe auf der Versammlung eine rechtsgültige Vollmacht Ihres Maklers, die dem Wahlleiter auf der Versammlung vorzulegen ist. Um Ihre Vollmacht zu widerrufen, müssen Sie Ihren schriftlichen Widerruf oder eine Vollmachtskarte mit späterem Datum überdies möglicherweise an Ihren Makler und nicht an den Fonds senden.

Wer übernimmt die Kosten für die Einholung der Vollmachten?

Die Kosten für die Einholung der Vollmachten, einschließlich der Gebühren des Fondsdienstleisters, werden vom Fonds übernommen. Für weiterführende Informationen wird auf den Abschnitt „WEITERE HINWEISE ZUR STIMMABGABE UND ZUR VERSAMMLUNG - Einholung von Vollmachten“ verwiesen.

♦	DIE ANTRÄGE

ANTRAG 1.          WAHL EINES VERWALTUNGSRATS DES FONDS

Wie werden die Kandidaten für den Verwaltungsrat ausgewählt?

Der Verwaltungsrat hat ein Nominating Committee (Nominierungsausschuss), das aus Edith E. Holiday (Vorsitzende), J. Michael Luttig und Larry D. Thompson besteht. Kein Mitglied des Nominating Committee ist eine „beteiligte Person“ des Fonds nach der Definition im Investment Company Act of 1940 in seiner jeweils gültigen Fassung (das „Gesetz von 1940“). Verwaltungsratsmitglieder, die keine beteiligten Personen des Fonds sind, werden als „unabhängige Verwaltungsratsmitglieder“ bezeichnet und Verwaltungsratsmitglieder, die beteiligte Personen des Fonds sind, werden als „beteiligte Verwaltungsratsmitglieder“ bezeichnet.

Das Nominating Committee ist zuständig für die Auswahl der Kandidaten für den Verwaltungsrat des Fonds und für die Empfehlung dieser Kandidaten (a) für die Auswahl und Ernennung als unabhängiges Verwaltungsratsmitglied durch die amtierenden unabhängigen Verwaltungsratsmitglieder und den gesamten Verwaltungsrat; und (b) für die Auswahl und Ernennung als beteiligtes Verwaltungsratsmitglied durch den gesamten Verwaltungsrat. Bei der Prüfung der Qualifikationen eines Kandidaten berücksichtigt das Nominating Committee generell den Bildungshintergrund des Kandidaten, seine unternehmerische und berufliche Erfahrung und sein Ansehen. überdies hat das Nominating Committee als Mindestqualifikationen für die Mitgliedschaft im Verwaltungsrat als unabhängiges Verwaltungsratsmitglied festgelegt, (1) dass ein solcher Kandidat unabhängig ist von Beziehungen mit dem Anlageverwalter des Fonds und sonstigen wichtigen Dienstleistern nach den Bedingungen und dem Geist der im Gesetz von 1940 festgelegten gesetzlichen Unabhängigkeitsanforderungen und seiner Durchführungsbestimmungen; (2) dass ein solcher Kandidat die Fähigkeit und Bereitschaft zeigt, die erhebliche Zeit aufzuwenden, einschließlich der persönlichen Anwesenheit bei Sitzungen des Verwaltungsrats, die für seine Funktion als aktives Verwaltungsratsmitglied für notwendig erachtet wird; und (3) dass ein solcher Kandidat nur innerhalb des Fondskomplexes von Franklin Templeton Investments oder in einer geschlossenen Unternehmensentwicklungsgesellschaft, die vornehmlich in nicht-öffentlichen Unternehmen anlegt, eine andauernde Funktion als Verwaltungsratsmitglied, Leitungsperson oder Führungskraft einer offenen oder geschlossenen Investmentgesellschaft hat. Das Nominating Committee hat keine gesonderten Richtlinien für Diversität eingeführt, wird dies jedoch unter anderem bei der Prüfung neuer Kandidaten für den Verwaltungsrat in Betracht ziehen.

Wenn der Verwaltungsrat eine vakante Position hat oder erwartet, erhält und prüft das Nominating Committee Informationen über Personen, die qualifiziert sind, um dem gesamten Verwaltungsrat als Kandidaten für die Wahl zum Verwaltungsratsmitglied vorgeschlagen zu werden, einschließlich der Empfehlungen durch „qualifizierende Anteilsinhaber des Fonds“ (wie nachfolgend definiert). Diese Personen werden anhand der oben genannten Kriterien beurteilt. Bis heute war das Nominating Committee in der Lage, eine ausreichende Anzahl von qualifizierten Kandidaten aus seinen eigenen Ressourcen zu finden, und es geht davon aus, auch weiterhin hierzu in der Lage zu sein. Allerdings prüft das Nominating Committee die Empfehlungen der qualifizierenden Anteilsinhaber des Fonds für die Besetzung einer Vakanz im Verwaltungsrat, wenn diese Empfehlungen schriftlich an das Nominating Committee an den Sitz des Fonds mit hinreichendem Hintergrundmaterial in Bezug auf den Kandidaten gesandt werden, das seine/ihre Fähigkeit demonstriert, als Verwaltungsratsmitglied des Fonds zu fungieren, einschließlich als unabhängiges Verwaltungsratsmitglied. Ein qualifizierender Anteilsinhaber des Fonds ist ein Anteilsinhaber, der (i) durchgehend laut Eintragung oder als wirtschaftlich Berechtigter über einen Finanzintermediär Anteile am Fonds mit einem Nettoinventarwert von nicht weniger als zweihundertfünfzigtausend US-Dollar (250.000 USD) während der letzten vierundzwanzig (24) Monate vor Einreichung der Empfehlung besessen hat; und (ii) dem Nominating Committee eine schriftliche Mitteilung zur Verfügung stellt, die die folgenden Informationen enthält: (a) den Namen und die Anschrift des qualifizierenden Anteilsinhabers des Fonds, der die Empfehlung ausspricht; (b) die Anzahl der Anteile am Fonds, die er laut Eintragung oder als wirtschaftlich Berechtigter hält, und die Haltedauer; (c) eine Beschreibung aller Vereinbarungen und Verständigungen zwischen einem solchen qualifizierenden Anteilsinhaber des Fonds und einer anderen Person (unter Nennung des Namens der Person/-en), gemäß derer die Empfehlung ausgesprochen wurde; (d) den Namen, das Alter, das Geburtsdatum, die Geschäftsadresse und die Wohnanschrift der empfohlenen Person(en); (e) solche anderen Informationen in Bezug auf jede durch den qualifizierenden Anteilsinhaber des Fonds empfohlene Person, die in einer Vollmachtserklärung enthalten sein müssten, die gemäß den Vollmachtsbestimmungen der US-Börsenaufsicht „U.S. Securities and Exchange Commission“ (SEC) eingereicht werden müsste, wäre der Kandidat durch den Verwaltungsrat nominiert worden; (f) ob der qualifizierende Anteilsinhaber des Fonds, der die Empfehlung ausspricht, glaubt, dass die empfohlene Person eine „beteiligte Person“ des Fonds im Sinne des Gesetzes von 1940 wäre oder nicht; und (g) die schriftliche Zustimmung der empfohlenen Person, als Verwaltungsratsmitglied des Fonds tätig zu sein, sollte sie nominiert und gewählt/bestellt werden.

Das Nominating Committee kann diese Verfahren jederzeit ergänzen, einschließlich der Verfahren hinsichtlich Einschätzung der Kandidaten und des Prozesses für die Einreichung von Empfehlungen an das Nominating Committee.

Der Verwaltungsrat hat für das Nominating Committee eine förmliche, schriftliche Satzung verabschiedet und genehmigt (die „Satzung“). Eine Kopie der Satzung ist dieser Vollmachtserklärung als Anhang A beigefügt.

Wer sind die Kandidaten für den Verwaltungsrat?

Die Anteilsinhaber des Fonds werden gebeten, hinsichtlich der Wahl der Verwaltungsratsmitglieder, die die Verwaltung des Fonds beaufsichtigen, abzustimmen. Die Kandidaten als unabhängige Verwaltungsratsmitglieder sind Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos und Robert E. Wade. Die Kandidaten als beteiligte Verwaltungsratsmitglieder des Fonds sind Gregory E. Johnson und Rupert H. Johnson, Jr.

Im Falle der Wahl amtiert jeder Kandidat bis zur nächsten Versammlung der Anteilsinhaber, auf der Verwaltungsratsmitglieder gewählt werden, bis zur Wahl und Qualifizierung eines Nachfolgers oder bis zu seinem Tod, seinem Rücktritt oder seiner Absetzung. Der Verwaltungsrat hat derzeit elf Mitglieder. Alle Kandidaten fungieren derzeit als Verwaltungsratsmitglieder des Fonds. Zudem sind sie derzeit Mitglied von Verwaltungsräten oder Treuhändergremien anderer Investmentgesellschaften innerhalb des Fondskomplexes von Franklin Templeton Investments („FT-Fonds“).

Die beteiligten Verwaltungsratsmitglieder des Fonds sind als Verwaltungsratsmitglieder und/oder Führungskräfte von Franklin Resources, Inc. („Franklin Resources“) und seiner verbundenen Unternehmen tätig und dessen Anteilseigner. Franklin Resources, eine globale Anlageverwaltungsgesellschaft, die als Franklin Templeton Investments operiert, erbringt vornehmlich über verschiedene Tochtergesellschaften Anlageverwaltungs-, Anteilsausgabe-, Transferstellen- und Verwaltungsdienste für eine Familie von Investmentgesellschaften. Franklin Resources ist eine an der New Yorker Börse („NYSE“) notierte Holdinggesellschaft (NYSE: BEN). Rupert H. Johnson, Jr. ist der Onkel von Gregory E. Johnson. Beide sind Kandidaten als beteiligte Verwaltungsratsmitglieder des Fonds. Weitere verwandtschaftliche Beziehungen zwischen den Leitungspersonen oder Kandidaten als Verwaltungsratsmitglied gibt es nicht.

Jeder derzeitige Kandidat steht zur Verfügung und hat dem Amt für den Fall seiner Wahl zugestimmt. Falls einer der Kandidaten nicht mehr zur Verfügung steht, werden die bezeichneten Vollmachtsinhaber nach eigenem Ermessen für (eine) andere Person(en) stimmen, die möglicherweise als Verwaltungsratsmitglieder nominiert wird (werden).

In der nachfolgenden Tabelle sind die Kandidaten aufgeführt, die für die Anteilsinhaber des Fonds erstmals zur Wahl stehen, sowie die Person(en), von der (denen) sie ursprünglich als Kandidaten für eine Mitgliedschaft im Verwaltungsrat empfohlen wurden. All diese Kandidaten sind derzeit Mitglieder des Verwaltungsrats und wurden von den damals amtierenden Verwaltungsratsmitgliedern in den Verwaltungsrat bestellt.

Kandidaten als unabhängige Verwaltungsratsmitglieder:	Empfohlen von:
Ann Torre Bates	Zum Zeitpunkt der Bestellung amtierendes unabhängiges Verwaltungsratsmitglied
Mary C. Choksi	Zum Zeitpunkt der Bestellung amtierendes unabhängiges Verwaltungsratsmitglied
J. Michael Luttig	Zum Zeitpunkt der Bestellung amtierendes unabhängiges Verwaltungsratsmitglied
Kandidaten als beteiligte Treuhänder:
Rupert H. Johnson, Jr.	Zum Zeitpunkt der Bestellung Executive Officer von Franklin Resources

Informationen zu den Kandidaten sind nachfolgend aufgeführt, einschließlich von Informationen über die geschäftlichen Tätigkeiten der Kandidaten in den letzten fünf Jahren und darüber hinaus. Neben persönlichen Eigenschaften wie z. B. Integrität erfordert die Aufgabe eines aktiven Verwaltungsratsmitglieds auch die Fähigkeit, Dokumente und Themen zu verstehen, zu erörtern und kritisch zu analysieren und Einschätzungen und fundierte Schlussfolgerungen, die seine Aufgaben und Treuepflichten berühren, abzugeben. Der Verwaltungsrat ist der Auffassung, dass der jeweilige Hintergrund jedes Kandidaten als Verwaltungsratsmitglied diese Fähigkeit nachweist und sie oder ihn zu diesem Amt befähigt. Wie nachfolgend angegeben, ist Harris J. Ashton Chief Executive Officer von an der NYSE notierten Kapitalgesellschaften; Ann Torre Bates ist Chief Financial Officer einer großen Kapitalgesellschaft und Verwaltungsratsmitglied einer Reihe börsennotierter Unternehmen; Larry D. Thompson und Edith E. Holiday haben beide einen juristischen Hintergrund, einschließlich hochrangiger juristischer Positionen in Behörden der US-Regierung; Mary C. Choksi hat einen breiten Hintergrund in der Vermögensverwaltung, einschließlich der Gründung einer Gesellschaft für Anlageverwaltung; J. Michael Luttig hat 15 Jahre Gerichtserfahrung als Richter am US-Bundesberufungsgericht und elf Jahre Erfahrung als Executive Vice President und General Counsel eines großen börsennotierten Unternehmens; David W. Niemiec ist Chief Financial Officer einer großen Kapitalgesellschaft; Constantine D. Tseretopoulos hat Berufs- und Leitungserfahrung als Gründer und leitender Oberarzt einer Klinik; Robert E. Wade hat mehr als dreißig Jahre Erfahrung als praktizierender Anwalt; und Gregory E. Johnson und Rupert H. Johnson, Jr. sind beide hochrangige Führungskräfte von Franklin Templeton Investments.

Neben den Tätigkeiten der Kandidaten sind nachfolgend auch ihre Namen, ihr Geburtsjahr, ihre Positionen und die Zeit beim Fonds sowie die Anzahl der FT-Fonds, die sie beaufsichtigen oder zu deren Beaufsichtigung sie vorgeschlagen werden, aufgeführt.

Kandidaten als unabhängiges Verwaltungsratsmitglied:

Name, Geburtsjahr und Adresse	Position	Dauer der Tätigkeit	Anzahl der durch das Verwaltungsratsmitglied beaufsichtigten oder zu beaufsichtigenden Portfolios im Fondskomplex*
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 1992	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Bar-S Foods (Fleischverpackungsunternehmen) (1981-2010).
Haupttätigkeit in den vergangenen 5 Jahren:
Verwaltungsratsmitglied diverser Unternehmen; und ehemals Verwaltungsratsmitglied, RBC Holdings, Inc. (Bankholding) (bis 2002); und President, Chief Executive Officer und Vorsitzender des Verwaltungsrats, General Host Corporation (Tagesheime und Handwerker-Ausbildungsstätten) (bis 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2008	42
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Ares Capital Corporation (Spezialfinanzgesellschaft) (2010 bis heute), United Natural Foods, Inc. (Händler für Natur-, Bio- und Feinkostlebensmittel) (2013 bis heute), Allied Capital Corporation (Finanzdienstleistungen) (2003 bis 2010), SLM Corporation (Sallie Mae) (1997 bis 2014) und Navient Corporation (Kreditmanagement und -services und Wiedererlangung von Vermögenswerten) (2014 bis 2016).

Haupttätigkeit in den vergangenen 5 Jahren:
Verwaltungsratsmitglied diverser Unternehmen; und ehemals Executive Vice President und Chief Financial Officer, NHP Incorporated (Verwalter von Mehrfamilienhäusern) (1995 bis 1997); und Vice President und Treasurer, US Airways, Inc. (bis 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit Oktober 2016	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Avis Budget Group Inc. (Autovermietung) (2007 bis heute) und Omnicom Group Inc. (Werbe- und Marketing-Kommunikationsdienstleistungen) (2011 bis heute).
Haupttätigkeit in den vergangenen 5 Jahren:
Verwaltungsratsmitglied diverser Unternehmen; und ehemals Gründer und Senior Advisor bei Strategic Investment Group (Gruppe für Anlageverwaltung) (2015 bis 2017); Gründungspartner und Senior Managing Director bei Strategic Investment Group (1987 bis 2015); Gründungspartner und Managing Director bei Emerging Markets Management LLC (Gesellschaft für Anlageverwaltung) (1987 bis 2011); und Loan Officer/Senior Loan Officer/Senior Pension Investment Officer bei der Weltbankgruppe (internationale Finanzinstitution) (1977 bis 1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Leitendes unabhängiges Verwaltungsratsmitglied	Verwaltungsratsmitglied seit 2000 und leitendes unabhängiges Verwaltungsratsmitglied seit 2007	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Hess Corporation (Öl- und Gasexploration) (1993 bis heute), Canadian National Railway (Eisenbahn) (2001 bis heute), White Mountains Insurance Group, Ltd. (Holdinggesellschaft) (2004 bis heute), Santander Consumer USA Holdings, Inc. (Verbraucherkredite) (2016 bis heute), RTI International Metals, Inc. (Herstellung und Verkauf von Titan) (1999 bis 2015) und H.J. Heinz Company (Verarbeitung von Nahrungsmitteln und verwandten Produkten) (1994 bis 2013).

Haupttätigkeit in den vergangenen 5 Jahren:
Verwaltungsratsmitglied oder Treuhänderin von verschiedenen Gesellschaften und Treuhandverhältnissen; und ehemals Assistentin des Präsidenten der Vereinigten Staaten und Kabinettsmitglied (1990 bis 1993), General Counsel des Finanzministeriums (1989 bis 1990), Counselor to the Secretary und Assistant Secretary für Public Affairs und Public Liaison des Finanzministeriums (1988 bis 1989).

Name, Geburtsjahr und Adresse	Position	Dauer der Tätigkeit	Anzahl der durch das Verwaltungsratsmitglied beaufsichtigten oder zu beaufsichtigenden Portfolios im Fondskomplex*
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2009	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Boeing Capital Corporation (Flugzeugfinanzierung) (2006 bis 2013).
Haupttätigkeit in den vergangenen 5 Jahren:
Executive Vice President, General Counsel und Mitglied des Executive Council, The Boeing Company (Luft- und Raumfahrt) (2006 bis heute); und ehemals Richter am US-Bundesberufungsgericht, US-Berufungsgericht für den vierten Gerichtsbezirk (1991 bis 2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2005	42
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Hess Midstream Partners LP (Midstream-Infrastruktur für Öl und Gas) (April 2017 bis heute).
Haupttätigkeit in den vergangenen 5 Jahren:
Advisor, Saratoga Partners (Private-Equity-Fonds); und ehemals Managing Director, Saratoga Partners (1998 bis 2001) und SBC Warburg Dillon Read (Investmentbanking) (1997 bis 1998); Vice Chairman, Dillon, Read & Co. Inc. (Investmentbanking) (1991 bis 1997); und Chief Financial Officer, Dillon, Read & Co. Inc. (1982 bis 1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2005	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
The Southern Company (Energieunternehmen) (2014 bis heute; zuvor 2010 bis 2012), Graham Holdings Company (Bildung und Medien) (2011 bis heute ) und Cbeyond, Inc. (Anbieter für Bürokommunikation) (2010 bis 2012).

Haupttätigkeit in den vergangenen 5 Jahren:
Verwaltungsratsmitglied diverser Unternehmen; Counsel, Fitch McCranie, LLP (2015 bis heute); Independent Compliance Monitor and Auditor, Volkswagen AG (Hersteller von Automobilen und Nutzfahrzeugen) (April 2017 bis heute); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015 bis heute; zuvor 2011 bis 2012); und ehemals Executive Vice President Government Affairs, General Counsel und Corporate Secretary, PepsiCo, Inc. (Konsumgüter) (2012 bis 2014); Senior Vice President – Government Affairs, General Counsel und Secretary, PepsiCo, Inc. (2004 bis 2011); Senior Fellow of The Brookings Institution (2003 bis 2004); Visiting Professor, University of Georgia School of Law (2004); und Deputy Attorney General, U.S. Department of Justice (2001 bis 2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2000	26
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Keine
Haupttätigkeit in den vergangenen 5 Jahren:
Mediziner, leitender Oberarzt, Eigentümer und Betreiber des Lyford Cay Hospital (1987 bis heute), Verwaltungsratsmitglied von verschiedenen gemeinnützigen Organisationen; und ehemals Mitglied der Kardiologie der Universität von Maryland (1985 bis 1987) und Dozent für Innere Medizin am Greater Baltimore Medical Center (1982 bis 1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Verwaltungsratsmitglied	Seit 2006	42
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
El Oro Ltd (Investments) (2003 bis heute).
Haupttätigkeit in den vergangenen 5 Jahren:
Allein praktizierender Rechtsanwalt in privater Kanzlei (1972 bis 2008) und Mitglied diverser Verwaltungsräte.

Kandidaten als beteiligtes Verwaltungsratsmitglied:

Name, Geburtsjahr und Adresse	Position	Dauer der Tätigkeit	Anzahl der durch das Verwaltungsratsmitglied beaufsichtigten Portfolios im Fondskomplex*
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Verwaltungsratsmitglied	Seit 2007	156
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Keine
Haupttätigkeit in den vergangenen 5 Jahren:
Vorsitzender des Verwaltungsrats, Teilhaber – Amt des Vorsitzenden, Verwaltungsratsmitglied und Chief Executive Officer, Franklin Resources, Inc.; Führungskraft und/oder Verwaltungsratsmitglied oder Treuhänder, je nach Fall, einiger anderer Tochtergesellschaften von Franklin Resources, Inc. und von 44 Investmentgesellschaften von Franklin Templeton Investments; stellvertretender Vorsitzender, Investment Company Institute; und ehemals, President, Franklin Resources, Inc. (1994 bis 2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vorsitzender des Verwaltungsrats, Verwaltungsratsmitglied und Vice President	Vorsitzender des Verwaltungsrats und Verwaltungsratsmitglied seit 2013 und Vice President seit 1996	141
Sonstige Verwaltungsratsposten in den vergangenen 5 Jahren:
Keine
Haupttätigkeit in den vergangenen 5 Jahren:
Stellevertretender Vorsitzender, Teilhaber – Amt des Vorsitzenden und Verwaltungsratsmitglied, Franklin Resources Inc.;
Verwaltungsratsmitglied, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; und Führungskraft und/oder Verwaltungsratsmitglied oder Treuhänder, je nach Fall, einiger anderer Tochtergesellschaften von Franklin Resources, Inc. und von 42 Investmentgesellschaften von Franklin Templeton Investments.

*
Die Anzahl der in den obigen Tabellen aufgeführten Portfolios umfasst sämtliche separaten Serien oder Fonds innerhalb einer in den USA registrierten Investmentgesellschaft im Fondskomplex von Franklin Templeton Investments. Diese Portfolios haben einen gemeinsamen Anlageverwalter oder verbundenen Anlageverwalter und können auch einen gemeinsamen oder verbundenen Underwriter haben.

**
Gregory E. Johnson und Rupert H. Johnson, Jr. sind „beteiligte Personen“ des Fonds nach der Definition im Gesetz von 1940. Das Gesetz von 1940 begrenzt den prozentualen Anteil der beteiligten Personen, die in einem Verwaltungsrat Mitglied sein dürfen. Gregory E. Johnson und Rupert H. Johnson, Jr. gelten aufgrund ihrer Positionen als Führungskräfte, Verwaltungsratsmitglieder und/oder Anteilsinhaber von Franklin Resources als beteiligte Personen des Fonds. Gregory E. Johnson ist der Neffe von Rupert H. Johnson, Jr. Die übrigen Kandidaten sind Kandidaten als unabhängiges Verwaltungsratsmitglied.

Wie oft tritt der Verwaltungsrat zusammen und wie werden Verwaltungsratsmitglieder bezahlt?

Die Aufgabe des Verwaltungsrats besteht in der allgemeinen Aufsicht über die Geschäfte des Fonds und der Sicherstellung dessen, dass der Fonds zum Vorteil aller Anteilsinhaber arbeitet. Im vergangenen Geschäftsjahr trat der Verwaltungsrat fünf Mal zusammen, und es werden für das aktuelle Geschäftsjahr allgemein mindestens fünf – und gegebenenfalls auch mehr – Sitzungen erwartet. Der Verwaltungsrat beaufsichtigt auch die Dienstleistungen, die vom Anlageverwalter des Fonds Templeton Global Advisors Limited (der „Anlageverwalter“) und sonstigen Dienstleistern für den Fonds erbracht werden.

Alle derzeitigen unabhängigen Verwaltungsratsmitglieder sind Verwaltungsratsmitglieder anderer FT-Fonds, von denen viele ihre Sitzungen zu verschiedenen Terminen und Uhrzeiten abhalten. Die Mitglieder des Verwaltungsrats und das Management sind der Auffassung, dass die Tätigkeit derselben Personen in den Verwaltungsräten mehrerer FT-Fonds die Fähigkeit eines Fonds steigert, zu relativ moderaten Kosten für den jeweiligen Fonds die Dienste kompetenter, erfahrener und fachkundiger unabhängiger Verwaltungsratsmitglieder in Anspruch zu nehmen, die ihre Erfahrung und ihr Wissen in mehrere Fonds einbringen und das Management wirksam überwachen können.

Jeder Kandidat als Verwaltungsratsmitglied, der derzeit ein Amt innehat, nahm insgesamt an mindestens 75% aller Sitzungen des Verwaltungsrats und aller Sitzungen der Ausschüsse des Verwaltungsrats teil, in denen der Kandidat als Verwaltungsratsmitglied im jüngsten Geschäftsjahr des Fonds tätig war. Im Geschäftsjahr zum 31. August 2016 gab es sieben Sitzungen des Audit Committee und drei Sitzungen des Nominating Committee. Der Fonds hat derzeit keine förmlichen Richtlinien hinsichtlich der Anwesenheit der Verwaltungsratsmitglieder auf den Jahresversammlungen der Anteilsinhaber. Der Fonds hielt in seinem vergangenen Geschäftsjahr keine Jahresversammlung ab, auf der Verwaltungsratsmitglieder gewählt wurden, und war hierzu nicht verpflichtet.

Die unabhängigen Verwaltungsratsmitglieder sind Mitglieder von Treuhandgremien/Verwaltungsräten von 14 Investmentgesellschaften im Fondskomplex von Franklin Templeton Investments. Hierfür erhält jedes unabhängige Verwaltungsratsmitglied derzeit eine jährliche Pauschalvergütung von 155.000 US-Dollar und eine Sitzungspauschale von 7.000 US-Dollar für die Anwesenheit auf jeder regelmäßig anberaumten Verwaltungsratssitzung. Ein Teil dieser Pauschalen wird auf den Fonds umgelegt. Soweit es dazu kommt, kann auch für die Anwesenheit bei gesondert anberaumten Sitzungen des Verwaltungsrats eine Vergütung gezahlt werden. Das leitende unabhängige Verwaltungsratsmitglied des Fonds erhält eine zusätzliche Jahrespauschale von 25.000 US-Dollar für Dienstleistungen für diese Investmentgesellschaften. Ein Teil davon wird auf den Fonds umgelegt. Mitglieder des Verwaltungsrats, die im Audit Committee sitzen, erhalten eine feste Pauschale von 3.000 US-Dollar pro Committee-Sitzung, bei der sie persönlich anwesend sind, und von 2.000 US-Dollar pro Telefonsitzung. Ein Teil davon wird auf den Fonds umgelegt. David W. Niemiec, der als Vorsitzender des Audit Committee fungiert, erhält eine zusätzliche Pauschale von 15.000 US-Dollar pro Jahr. Ein Teil davon wird auf den Fonds umgelegt. Für Sitzungen des Audit Committee, die am Tag einer regelmäßig anberaumten Sitzung des Verwaltungsrats abgehalten werden, erhalten die Ausschussmitglieder keine gesonderte Vergütung.

Den unabhängigen Verwaltungsratsmitgliedern werden zudem von den einzelnen FT-Fonds, in deren Verwaltungsrat sie Mitglied sind, die Kosten, die ihnen in Verbindung mit der Teilnahme an den Sitzungen des Verwaltungsrats entstehen, erstattet. Die beteiligten Verwaltungsratsmitglieder und bestimmte Führungskräfte des Fonds, die Anteilsinhaber von Franklin Resources sind, werden vom Fonds nicht für ihre Dienste vergütet, können jedoch aufgrund ihrer Beteiligung an Verwaltungsgebühren und sonstigen Gebühren, die der Anlageverwalter und seine verbundenen Unternehmen von den FT-Fonds erhalten, eine indirekte Vergütung erhalten. Der Anlageverwalter oder seine verbundenen Unternehmen bezahlen die Gehälter und Aufwendungen der Führungskräfte und der beteiligten Verwaltungsratsmitglieder. Als Teil der Aufwendungen des Fonds fallen keine Pensions- oder Altersvorsorgeleistungen an.

Die nachfolgende Tabelle zeigt den Betrag, den jedes unabhängige Verwaltungsratsmitglied (i) für das Geschäftsjahr zum 31. August 2016 vom Fonds und (ii) von allen FT-Fonds insgesamt in den 12 Monaten zum 31. Mai 2017 erhalten hat, sowie die etwaigen geschätzten jährlichen Leistungen bei Eintritt in den Ruhestand.

Name des unabhängigen Verwaltungsratsmitglieds	Gesamtvergütung durch den Fonds	Als Teil der Aufwendungen des Fonds angefallene Pensions-oder Altersvorsorgeleistungen	Geschätzte jährliche Leistungen bei Ruhestand	Gesamtvergütung durch Fondskomplex Franklin Templeton Investments	Anzahl Verwaltungsräte im Fondskomplex Franklin Templeton Investments, in denen das VRM sitzt*
Harris J. Ashton	USD 27.159	Keine	Keine	USD 493.000	40
Ann Torre Bates**	USD 31.348	Keine	Keine	USD 521.000	18
Mary C. Choksi***	k. A.	Keine	Keine	USD 448.668	39
Edith E. Holiday	USD 30.576	Keine	Keine	USD 536.000	40
J. Michael Luttig	USD 27.186	Keine	Keine	USD 518.000	40
David W. Niemiec	USD 33.382	Keine	Keine	USD 518.000	18
Larry D. Thompson	USD 27.186	Keine	Keine	USD 506.000	40
Constantine D. Tseretopoulos	USD 31.218	Keine	Keine	USD 206.000	14
Robert E. Wade**	USD 27.186	Keine	Keine	USD 576.000	18

*
Die Anzahl der Verwaltungsräte basiert auf der Anzahl der in den USA registrierten Investmentgesellschaften im Fondskomplex von Franklin Templeton Investments. Diese Zahl beinhaltet nicht die Gesamtzahl der Serien innerhalb jeder Investmentgesellschaft, für die die Verwaltungsratsmitglieder verantwortlich sind. Der Fondskomplex von Franklin Templeton Investments umfasst derzeit 45 in den USA registrierte Investmentgesellschaften mit rund 166 in den USA ansässigen Fonds oder Serien.

**
Frau Bates und Herr Wade sind überdies unabhängige Verwaltungsratsmitglieder von Franklin Mutual Series Funds und erhalten künftig möglicherweise Zahlungen nach einem inzwischen ausgesetzten Altersvorsorgeplan, der generell Zahlungen an unabhängige Verwaltungsratsmitglieder vorsieht, die sieben oder mehr Jahre für diese Fonds tätig waren, bevor der Plan ausgesetzt wurde.

***	Frau Choksi wurde mit Wirkung zum 19. Oktober 2016 in den Verwaltungsrat berufen.

In der Vergangenheit verfolgten die Verwaltungsratsmitglieder die Politik, im Einklang mit ihren persönlichen finanziellen Zielen erhebliche Anlagen in einem oder mehreren der FT-Fonds zu tätigen. Im Februar 1998 wurde diese Politik durch die Einführung der Anforderung formal festgelegt, dass jedes Verwaltungsratsmitglied jährlich ein Drittel seiner Vergütung für das Amt als Verwaltungsratsmitglied oder Treuhänder eines Templeton-Fonds (ausschließlich der Vergütungen für Ausschüsse) in Anteilen eines oder mehrerer Templeton-Fonds anlegt und ein Drittel seiner Vergütung für das Amt als Verwaltungsratsmitglied oder Treuhänder eines Franklin-Fonds (ausschließlich der Vergütungen für Ausschüsse) in Anteilen eines oder mehrerer Franklin-Fonds anlegt, bis der Wert dieser Anlagen dem Fünffachen der Jahrespauschale und der Pauschale für die regelmäßigen Verwaltungsratssitzungen, die diesem Verwaltungsratsmitglied gezahlt wurden, entspricht bzw. diesen Betrag übersteigt. Anlagen im Namen von Familienmitgliedern oder Unternehmen, die von einem Verwaltungsratsmitglied kontrolliert werden, gelten für die Zwecke dieser Politik als Fondspositionen dieses Verwaltungsratsmitglieds. Für diese Anlageanforderungen gilt für neu gewählte Verwaltungsratsmitglieder eine dreijährige Übergangsphase. Bei der Umsetzung dieser Politik werden die zum 27. Februar 1998 bestehenden Fondspositionen eines Verwaltungsratsmitglieds zu diesem Datum und nachfolgende Anlagen zu Anschaffungskosten bewertet.

Die folgenden Tabellen zeigen die Dollar-Spanne der zum 31. Mai 2017 im wirtschaftlichen Eigentum der Kandidaten als Verwaltungsratsmitglied befindlichen Beteiligungspapiere am Fonds. Die Dollar-Spanne der Beteiligungspapiere an allen vom Verwaltungsratsmitglied beaufsichtigten oder zu beaufsichtigenden in den USA registrierten Fonds im Fondskomplex von Franklin Templeton Investments lag zum 31. Mai 2017 insgesamt bei über 100.000 USD.

Unabhängige Verwaltungsratsmitglieder
Name des Verwaltungsratsmitglieds	Dollar-Spanne der Beteiligungspapiere am Fonds
Harris J. Ashton	Über USD 100.000
Ann Torre Bates	Keine
Mary C. Choksi	Keine
Edith E. Holiday	USD 10.001 - USD 50.000
J. Michael Luttig	Keine
David W. Niemiec	Keine
Larry D. Thompson	Keine
Constantine D. Tseretopoulos	Über USD 100.000
Robert E. Wade	Keine

Beteiligte Verwaltungsratsmitglieder
Name des Verwaltungsratsmitglieds	Dollar-Spanne der Beteiligungspapiere am Fonds
Gregory E. Johnson	Über USD 100.000
Rupert H. Johnson, Jr.	Über USD 100.000

Wer sind die Führungskräfte des Fonds?

Die Führungskräfte des Fonds werden vom Verwaltungsrat bestellt und handeln in dessen Auftrag. Nachfolgend sind für die Führungskräfte des Fonds jeweils Name, Geburtsjahr und Adresse, ihre Positionen und die Zeit beim Fonds sowie ihre Haupttätigkeit in mindestens den vergangenen fünf Jahr aufgeführt.

Name, Geburtsjahr und Adresse	Position(en) beim Fonds	Dauer der Tätigkeit
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vorsitzender des Verwaltungsrats, Verwaltungsratsmitglied und Vice President	Vorsitzender des Verwaltungsrats und Verwaltungsratsmitglied seit 2013 und Vice President seit 1996
Weitere Informationen über Herrn Rupert H. Johnson, Jr. sind der Tabelle „Kandidaten als beteiligtes Verwaltungsratsmitglied“ zu entnehmen.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2012
Deputy General Counsel, Franklin Templeton Investments; und Officer bei einigen anderen Tochtergesellschaften von Franklin Resources, Inc. und bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas Haupttätigkeit in den vergangenen 5 Jahren:	President und Chief Executive Officer - Anlageverwaltung	Seit 2012
Verwaltungsratsmitglied, President und Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer der Templeton Global Equity Group; Leitungsperson bei sechs der Investmentgesellschaften von Franklin Templeton Investments; und ehemals Executive Vice President von Franklin Templeton Investments Corp. (1993 bis 2014).

Name, Geburtsjahr und Adresse	Position(en) beim Fonds	Dauer der Tätigkeit
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2009
Senior Associate General Counsel von Franklin Templeton Investments; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2009
Senior Associate General Counsel von Franklin Templeton Investments; Vice President von Franklin Templeton Distributors, Inc. und FT AlphaParity, LLC; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Chief Executive Officer – Finance and Administration	Seit Juni 2017
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; Leitungsperson von 45 der Investmentgesellschaften von Franklin Templeton Investments; und ehemals Vice President, Global Tax (2012 bis April 2017) und Treasurer/Assistant Treasurer von Franklin Templeton Investments (2009 bis 2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923 Haupttätigkeit in den vergangenen 5 Jahren:	Chief Financial Officer, Chief Accounting Officer und Treasurer	Seit Juni 2017
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; und Officer bei 18 der Investmentgesellschaften von Franklin Templeton Investments.
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President – AML Compliance	Seit 2016
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. und Franklin Templeton Investor Services, LLC; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2013
Associate General Counsel, Franklin Templeton Investments; Vice President und Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923 Haupttätigkeit in den vergangenen 5 Jahren:	Chief Compliance Officer	Seit 2013
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; Leitungsperson bei 45 der Investmentgesellschaften von Franklin Templeton Investments; und ehemals Senior Associate General Counsel, Franklin Templeton Investments (2007 bis 2013); und Secretary und Vice President, Templeton Group of Funds (2004 bis 2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2009
Senior Associate General Counsel von Franklin Templeton Investments; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2015
Associate General Counsel, Franklin Templeton Investments; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Name, Geburtsjahr und Adresse	Position(en) beim Fonds	Dauer der Tätigkeit
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President	Seit 2005
General Counsel und Executive Vice President, Franklin Resources, Inc.; und Officer bei einigen anderen Tochtergesellschaften von Franklin Resources, Inc. und bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923 Haupttätigkeit in den vergangenen 5 Jahren:	Vice President und Secretary	Secretary seit 2013 und Vice President seit 2011
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President und Secretary, Templeton Investment Counsel, LLC; und Officer bei 45 der Investmentgesellschaften von Franklin Templeton Investments.

Welche ständigen Ausschüsse hat der Verwaltungsrat?

Neben dem Nominating Committee hat der Verwaltungsrat ein ständiges Audit Committee. Das Audit Committee ist zuständig für die Ernennung, Vergütung und Beauftragung der unabhängigen eingetragenen Wirtschaftsprüfungsgesellschaft des Fonds („Wirtschaftsprüfer“), einschließlich der Bewertung ihrer Unabhängigkeit, der Empfehlung einer Auswahl von Wirtschaftsprüfern an den gesamten Verwaltungsrat und der Treffen mit diesen Wirtschaftsprüfern, um die Angelegenheiten, die die Finanzberichte und die internen Prüfungen des Fonds betreffen, zu beurteilen und zu prüfen. Das Audit Committee besteht aus Ann Torre Bates, J. Michael Luttig, David W. Niemiec (Vorsitzender) und Constantine D. Tseretopoulos. Alle Mitglieder des Audit Committee sind unabhängige Verwaltungsratsmitglieder.

Auswahl der Wirtschaftsprüfer. Das Audit Committee und der Verwaltungsrat haben PricewaterhouseCoopers LLP („PwC“) als Wirtschaftsprüfer für das laufende Geschäftsjahr bestellt. Die Anwesenheit der Vertreter von PwC auf der Versammlung wird nicht erwartet. PwC wird jedoch auf Wunsch die Gelegenheit haben, eine Erklärung abzugeben, und wird verfügbar sein, sofern irgendwelche Belange deren Anwesenheit erfordern sollten.

Hinweise zur Vergütung der Wirtschaftsprüfer für den Fonds:

Vergütung der Wirtschaftsprüfer. Die gezahlte Gesamtvergütung für die erbrachten Dienstleistungen zur Prüfung des Jahresabschlusses des Fonds oder für Dienstleistungen, die von PwC üblicherweise in Verbindung mit gesetzlichen und regulatorischen Meldungen und Verpflichtungen für die Geschäftsjahre zum 31. August 2015 und 2016 erbracht wurden, betrug 86.135 USD beziehungsweise 79.808 USD.

Prüfungsbezogene Vergütung. Die gezahlte Gesamtvergütung für Assurance und damit verbundene Dienstleistungen für den Fonds, die angemessenerweise mit der Prüfung der Jahresabschlüsse des Fonds verbunden sind und nicht vorstehend unter „Vergütung der Wirtschaftsprüfer“ aufgeführt sind, betrug für die Geschäftsjahre zum 31. August 2015 und 2016 2.952 USD beziehungsweise 3.011 USD. Zu den Dienstleistungen, für die diese Vergütung gezahlt wurde, gehört der Bestätigungsvermerk.

Überdies genehmigt das Audit Committee im Voraus die Verpflichtung von PwC für prüfungsbezogene Dienstleistungen, die für den Anlageverwalter und jegliches Unternehmen zu erbringen sind, das den Anlageverwalter kontrolliert, von diesem kontrolliert wird oder unter gemeinsamer Kontrolle mit diesem steht, das fortlaufende Dienstleistungen für den Fonds erbringt und dessen Verpflichtungen sich direkt auf die Geschäftstätigkeit und die Finanzberichterstattung des Fonds beziehen. Für solche Dienstleistungen wurde für die Geschäftsjahre zum 31. August 2015 und 2016 keine Vergütung an PwC gezahlt.

Steuerbezogene Vergütung. Für Dienstleistungen, die PwC dem Fonds für die Einhaltung der Steuervorschriften, für Steuerberatung oder Steuerplanung (gemeinsam: „steuerliche Dienstleistungen“) erbracht hat, wurde für die Geschäftsjahre zum 31. August 2015 und 2016 keine Vergütung gezahlt.

Überdies genehmigt das Audit Committee im Voraus die Verpflichtung von PwC für steuerliche Dienstleistungen, die für den Anlageverwalter und jegliches Unternehmen zu erbringen sind, das den Anlageverwalter kontrolliert, von diesem kontrolliert wird oder unter gemeinsamer Kontrolle mit diesem steht, das fortlaufende Dienstleistungen für den Fonds erbringt und dessen Verpflichtungen sich direkt auf die Geschäftstätigkeit und die Finanzberichterstattung des Fonds beziehen. Für solche Dienstleistungen wurde für die Geschäftsjahre zum 31. August 2015 und 2016 keine Vergütung an PwC gezahlt.

Sonstige Vergütung. Die insgesamt für Produkte und von PwC für den Fonds erbrachte Dienstleistungen, die nicht unter die vorstehenden Dienstleistungen fallen, gezahlte Vergütung betrug für die Geschäftsjahre zum 31. August 2015 und 2016 4.623 USD beziehungsweise 0 USD. Zu den Dienstleistungen, für die diese Vergütung gezahlt wurde, gehört die Prüfung von Unterlagen, die dem Verwaltungsrat im Zusammenhang mit dem Prozess für die Verlängerung des Anlageverwaltungsvertrages vorgelegt wurden.

Überdies genehmigt das Audit Committee im Voraus die Verpflichtung von PwC für sonstige erbrachte Dienstleistungen für den Anlageverwalter und jegliches Unternehmen, das den Anlageverwalter kontrolliert, von diesem kontrolliert wird oder unter gemeinsamer Kontrolle mit diesem steht, das fortlaufende Dienstleistungen für den Fonds erbringt und dessen Verpflichtungen sich direkt auf die Geschäftstätigkeit und die Finanzberichterstattung des Fonds beziehen. Die Vergütung, die für die Geschäftsjahre zum 31. August 2015 und 2016 für diese sonstigen Dienstleistungen an PwC gezahlt wurde und die nicht vorstehend aufgeführt ist, betrug 9.000 USD beziehungsweise 0,00 USD. Zu den Dienstleistungen, für die diese Vergütung gezahlt wurde, gehört die Prüfung von Unterlagen, die dem Verwaltungsrat im Zusammenhang mit dem Prozess zur Verlängerung des Anlageverwaltungsvertrages und der Bescheinigung des verwalteten Vermögens vorgelegt wurden.

Nicht prüfungsbezogene Gesamtvergütung. Die insgesamt gezahlte Vergütung für nicht prüfungsbezogene Dienstleistungen, die PwC für den Fonds, den Anlageverwalter und jegliches Unternehmen, das den Anlageverwalter kontrolliert, von diesem kontrolliert wird oder unter gemeinsamer Kontrolle mit diesem steht und das fortlaufende Dienstleistungen für den Fonds erbringt, erbracht hat, betrug für die Geschäftsjahre zum 31. August 2015 und 2016 16.575 USD beziehungsweise 3.011 USD.

Das Audit Committee hat berücksichtigt, ob die Erbringung der nicht prüfungsbezogenen Dienstleistungen, einschließlich der steuerbezogenen Dienstleistungen für den Anlageverwalter und für jegliches Unternehmen, das den Anlageverwalter kontrolliert, von diesem kontrolliert wird oder unter gemeinsamer Kontrolle mit diesem steht und das fortlaufende Dienstleistungen für den Fonds erbringt, mit der Unabhängigkeit von PwC vereinbar ist.

Richtlinien und Verfahren für die Vorabgenehmigung durch das Audit Committee. Zum Datum dieser Vollmachtserklärung hat das Audit Committee keine schriftlichen Richtlinien und Verfahren für die Vorabgenehmigung im Sinne von Regulation S-X verabschiedet. Infolgedessen müssen sämtliche vorstehend beschriebenen und von PwC erbrachten Dienstleistungen vom Audit Committee oder einem bezeichneten Mitglied des Audit Committee im Voraus genehmigt werden.

Welche Aufgabe hat der Verwaltungsrat bei der Risikoüberwachung?

Der Verwaltungsrat betrachtet die Belange des Risikomanagements insgesamt als Teil seiner allgemeinen Aufsichtspflichten, so während des gesamten Jahres auf den regelmäßigen Sitzungen des Verwaltungsrats und durch regelmäßige Berichte, die durch das Management in Absprache mit dem Verwaltungsrat und seinem Berater erarbeitet werden. Diese Berichte behandeln bestimmte Belange von Anlage, Bewertung und Compliance. Der Verwaltungsrat kann überdies auf eigenes Ersuchen oder auf Initiative des Anlageverwalters schriftliche Sonderberichte oder Präsentationen zu verschiedenen Risikothemen erhalten. Überdies trifft sich das Audit Committee des Verwaltungsrats regelmäßig mit der internen Revisionsgruppe des Anlageverwalters, um die Berichte über deren Beurteilung von Funktionen und Prozessen innerhalb von Franklin Templeton Investments, die den Fonds betreffen, zu überprüfen und den Prozess des Fonds im Hinblick auf Risikobeurteilung und Risikomanagement zu überprüfen und zu erörtern.

Im Hinblick auf das Anlagerisiko erhält der Verwaltungsrat regelmäßige schriftliche Berichte, in denen die Investment-Performance des Fonds beschrieben und analysiert wird. Überdies treffen sich die Portfoliomanager des Fonds regelmäßig mit dem Verwaltungsrat, um die Portfolio-Performance einschließlich des Anlagerisikos zu erörtern. Soweit der Fonds die Änderung einer bestimmten Anlagestrategie vornimmt, die sich in erheblicher Weise auf das Risikoprofil des Fonds auswirken könnte, wird generell der Verwaltungsrat hierzu konsultiert. Soweit der Fonds in bestimmten komplexen Wertpapieren, einschließlich Derivaten, anlegt, erhält der Verwaltungsrat regelmäßige Berichte mit Informationen über das Engagement des Fonds in diesen Instrumenten. Überdies treffen sich die Mitarbeiter des Bereichs Anlagerisiko des Anlageverwalters regelmäßig mit dem Verwaltungsrat, um verschiedene Themen zu erörtern, darunter die Auswirkungen der Anlage in bestimmten Wertpapieren oder Instrumenten wie z. B. Derivaten oder Rohstoffen.

Bezüglich der Bewertungen legt die Verwaltungsstelle des Fonds dem Verwaltungsrat regelmäßige schriftliche Berichte vor, die den Verwaltungsrat in die Lage versetzen, die Anzahl der Wertpapiere im Portfolio des Fonds, die mit dem beizulegenden Zeitwert bewertet sind, die Gründe für eine derartige Bewertung und die Methodik, mit der der beizulegende Zeitwert ermittelt wurde, zu überwachen. Diese Berichte enthalten unter anderem auch Informationen über illiquide Wertpapiere im Fondsportfolio. Der Verwaltungsrat überprüft zudem die verfügbaren Analyseinformationen über den Verkauf von Wertpapieren, die gesonderte Bewertungserwägungen verlangen, wie z. B. illiquide oder mit dem beizulegenden Zeitwert angesetzte Wertpapiere. Überdies überprüft das Audit Committee die Bewertungsverfahren und -ergebnisse mit den Wirtschaftsprüfern des Fonds, wenn das Committee die Ergebnisse der Prüfung des Jahresabschlusses des Fonds überprüft.

Im Hinblick auf Compliance-Risiken erhält der Verwaltungsrat regelmäßige Compliance-Berichte, die von der Compliance-Gruppe des Anlageverwalters erstellt werden, und trifft sich regelmäßig mit dem Chief Compliance Officer („CCO“) des Fonds, um Compliance-Belange, einschließlich Compliance-Risiken, zu erörtern. Im Einklang mit den Vorschriften der SEC kommen die unabhängigen Verwaltungsratsmitglieder regelmäßig in einer Exekutivsitzung mit dem COO zusammen, und der COO des Fonds erstellt und präsentiert dem Verwaltungsrat einen jährlichen schriftlichen Compliance-Bericht. Der Verwaltungsrat verabschiedet Compliance-Richtlinien und -Verfahren für den Fonds und genehmigt solche Verfahren für die Dienstleister des Fonds. Die Compliance-Richtlinien und -Verfahren dienen eigens dem Zweck, Verstöße gegen die US-Bundeswertpapiergesetze zu erkennen und zu verhindern.

Franklin Templeton Investments legt dem Verwaltungsrat regelmäßig eine Präsentation über das Risikomanagement des Unternehmens vor, um zu beschreiben, wie das Risiko auf Ebene des Fondskomplexes gesteuert wird. Diese Präsentation deckt Bereiche wie z. B. Anlagerisiko, Reputationsrisiko, operatives Risiko, Personalrisiko und Geschäftskontinuitätsrisiko ab.

Wie gestaltet sich die Führungsstruktur des Verwaltungsrats?

Der Verwaltungsrat besteht zu mindestens 75 Prozent aus unabhängigen Verwaltungsratsmitgliedern, die nicht aufgrund ihrer Beziehung zum Management des Fonds oder auf andere Weise nach den Bestimmungen des Gesetzes von 1940 als „beteiligte Personen“ gelten. Während der Vorsitzende des Verwaltungsrats eine beteiligte Person ist, gibt es im Verwaltungsrat auch ein leitendes unabhängiges Verwaltungsratsmitglied. Das leitende unabhängige Verwaltungsratsmitglied überprüft gemeinsam mit einem unabhängigen Berater die für die Sitzungen des Verwaltungsrats vorgeschlagenen Themen und fungiert für Fragen und Themen, die von den unabhängigen Verwaltungsratsmitgliedern vorgebracht werden, generell als Bindeglied zum Management. Das leitende unabhängige Verwaltungsratsmitglied führt zudem den Vorsitz auf den getrennten Sitzungen der unabhängigen Verwaltungsratsmitglieder, die vor den anberaumten Verwaltungsratssitzungen abgehalten werden. Hier werden verschiedene Themen, einschließlich der Tagesordnung der Verwaltungsratssitzung, erörtert. Diese Strukturen und Abläufe sollen die angemessene Berücksichtigung der für den Fonds und seine Anteilsinhaber als wichtig erachteten Themen auf den Verwaltungsratssitzungen sicherstellen.

Welche Stimmenanzahl ist im Hinblick auf Antrag 1 erforderlich?

Bei Antrag 1 werden die Kandidaten als Verwaltungsratsmitglied durch die Mehrheit der von den Anteilsinhabern des Fonds abgegebenen Stimmen in den Verwaltungsrat gewählt. Dies bedeutet, dass die Kandidaten, welche die höchste Stimmenanzahl erhalten, in die verfügbaren Positionen gewählt werden, und dass ein Kandidat auch gewählt werden kann, wenn er oder sie weniger als die Mehrheit der umlaufenden stimmberechtigten Anteile des Fonds erhält.

DER VERWALTUNGSRAT EMPFIEHLT EINSTIMMIG, „FÜR“ DIE WAHL JEDES
DER KANDIDATEN IN DEN VERWALTUNGSRAT ZU STIMMEN.

EINFÜHRUNG ZU DEN ANTRÄGEN 2 UND 3

Seit der Auflegung des Fonds haben sich einige auf Investmentgesellschaften anwendbare gesetzliche und regulatorische Anforderungen geändert. Infolgedessen unterliegt der Fonds derzeit einer Reihe fundamentaler Anlagebeschränkungen, (i) die strenger sind als die nach jetzigem Recht verlangten Beschränkungen; (ii) die von den US-Bundeswertpapiergesetzen, Auslegungen der SEC oder bundesstaatlichen Wertpapiergesetzen und -bestimmungen, die durch das US-Wertpapiergesetz „National Securities Markets Improvement Act of 1996“ („NSMIA“) abgelöst wurden, nicht länger verlangt werden; (iii) die als Antwort auf regulatorische, wirtschaftliche oder finanzwirtschaftliche Bedingungen eingeführt wurden, die nicht mehr bestehen oder auf den Fonds nicht mehr zutreffen (unter anderem infolge der Deregistrierung des Fonds in Österreich und Deutschland); oder (iv) die nur geringfügig (und nicht wesentlich) von dem abweichen, was mittlerweile als Standardformen für die Anlagebeschränkungen für die FT-Fonds angesehen wird. Nach dem Gesetz von 1940 dürfen „fundamentale“ Anlagebeschränkungen nur geändert oder aufgehoben werden, wenn diese Maßnahme von den „Inhabern einer Mehrheit der umlaufenden stimmberechtigten Wertpapiere des Fonds“ genehmigt wird.

Warum empfiehlt der Verwaltungsrat die Änderung oder Aufhebung einiger fundamentaler Anlagebeschränkungen?

Der Verwaltungsrat hat die Änderung oder Aufhebung einiger fundamentaler Anlagebeschränkungen für den Fonds genehmigt, und empfiehlt dies auch den Anteilsinhabern, grundsätzlich, um (i) diejenigen Anlagebeschränkungen, die strenger sind, als derzeit nach den US-Bundeswertpapiergesetzen gefordert wird, oder die nicht als „fundamental“ behandelt werden müssen, zu aktualisieren oder aufzuheben; und (ii) um die fundamentalen Anlagebeschränkungen im Wesentlichen an jene von allen anderen FT-Fonds anzupassen und zu vereinheitlichen.

Der Verwaltungsrat ist der Auffassung, dass die Änderung oder gegebenenfalls Aufhebung der Anlagebeschränkungen des Fonds zum jetzigen Zeitpunkt einige Vorteile hätte. Die Aktualisierung und Vereinheitlichung der Anlagebeschränkungen des Fonds wird dem Management eine größere Flexibilität bei der Anlageverwaltung verleihen, um auf Markt-, Branchen-, regulatorische oder technische Änderungen reagieren zu können, indem eine etwaige Genehmigung vom Verwaltungsrat und nicht von den Anteilsinhabern eingeholt wird. Vereinheitlichte fundamentale Anlagebeschränkungen für den Fonds sollten den Fonds und seine Dienstleister auch in die Lage versetzen, die Portfolio-Compliance im gesamten FT-Fondskomplex effizienter zu überwachen, und werden helfen, Widersprüche zwischen den Beschränkungen, deren Wortlaut voneinander abweicht, zu vermeiden.

Wie wird sich die Änderung oder Aufhebung der derzeitigen fundamentalen Anlagebeschränkungen auf den Fonds auswirken?

Die beantragten vereinheitlichten fundamentalen Anlagebeschränkungen decken diejenigen Bereiche ab, für die das Gesetz von 1940 Anlagebeschränkungen für den Fonds vorschreibt, und sind im Wesentlichen mit den fundamentalen Anlagebeschränkungen der meisten FT-Fonds identisch. Einige der beantragten Änderungen oder Aufhebungen würden dem Fonds zusätzliche Flexibilität bei der Umsetzung bestimmter Investments oder Strategien verleihen. Soweit der Fonds diese Flexibilität künftig nutzt, unterliegt der Fonds möglicherweise zusätzlichen Kosten und Risiken. Der Fonds geht derzeit jedoch nicht von einer erheblichen Änderung seiner Anlagestrategien aus, auch wenn die beantragten Änderungen an diesen fundamentalen Anlagebeschränkungen oder (gegebenenfalls) deren Aufhebung genehmigt werden. Dies gilt nicht für den Einsatz derivativer Instrumente durch den Fonds, wie nachfolgend erörtert wird.

Falls die Anteilsinhaber die Anträge 2 und 3 genehmigen, wird der Fonds eine größere Flexibilität haben, um Derivatgeschäfte, wie z. B. Optionen, Terminkontrakte und Futures, einzugehen. Insbesondere beabsichtigt der Fonds, vorbehaltlich der Genehmigung dieser Anträge durch die Anteilsinhaber, auf Basis der vorherrschenden Marktbedingungen von Zeit zu Zeit Devisenterminkontrakte und Devisen-Futures einzusetzen, um Fremdwährungsrisiken im Portfolio des Fonds abzusichern. Der Fonds darf überdies für die Zwecke der Absicherung und Generierung von Erträgen für den Fonds Put- und Call-Optionen auf Aktien verkaufen und kaufen. Ferner wird der Fonds eine größere Flexibilität haben, um auf mögliche künftige Anlagechancen zu reagieren. Der Anlageverwalter geht nicht davon aus, dass der aktuell erwartete Einsatz von Derivaten zu einer erheblichen Änderung des Anlagerisikos in Verbindung mit einer Anlage im Fonds führen wird. Die beantragten vereinheitlichten Anlagebeschränkungen werden das Anlageziel des Fonds nicht betreffen.

Auch wenn durch den aktuell erwarteten Einsatz von Optionen, Terminkontrakten und Futures durch den Fonds keine erhebliche Steigerung der Gesamtrisiken in Verbindung mit Anlagen in dem Fonds erwartet wird, würden Anlagen in derivativen Instrumenten wie z. B. Optionen, Terminkontrakten und Futures den Fonds bestimmten zusätzlichen Risiken aussetzen. Insbesondere hängt die Wertentwicklung solcher Finanzderivate weitgehend von der Wertentwicklung zugrunde liegender Währungen, Wertpapiere oder Indizes ab, und diese Derivate sind zusätzlich zu anderen Risiken häufig denselben Risiken wie die zugrunde liegenden Instrumente ausgesetzt. Derivate sind mit Kosten verbunden und können eine wirtschaftliche Hebelung im Portfolio des Fonds bewirken, die wiederum zu einer erheblichen Volatilität führen und dem Fonds Verluste (sowie auch Gewinne) in einer Höhe einbringen kann, die die ursprüngliche Anlage des Fonds erheblich übersteigen. Zu den sonstigen Risiken von Derivaten gehören die Illiquidität, falsche Bepreisung oder inkorrekte Bewertung des Derivats und eine unvollständige Korrelation zwischen dem Wert des Derivats und dem Basiswert, so dass der Fonds eventuell nicht die angestrebten Vorteile erzielt. Der erfolgreiche Einsatz von Derivaten hängt gewöhnlich von der Fähigkeit des Anlageverwalters ab, die Marktentwicklungen in Bezug auf das zugrunde liegende Instrument richtig vorherzusagen. Falls sich ein oder mehrere Märkte oder die Preise bestimmter Anlageklassen unerwartet entwickeln, insbesondere unter ungewöhnlichen oder extremen Marktbedingungen, erzielt der Fonds eventuell nicht die erwarteten Vorteile der Transaktion und es können ihm Verluste entstehen, die erheblich sein können. Wenn ein Derivat zur Absicherung eingesetzt wird, korreliert die Änderung des Werts des Derivats möglicherweise nicht unbedingt mit der Währung, dem Wertpapier, dem Index oder sonstigen Risiko, das abgesichert wird. Derivative können zudem das Risiko aufweisen, dass die Gegenpartei der Transaktion ihren Verpflichtungen nicht nachkommt. Es besteht außerdem, insbesondere unter extremen Marktbedingungen, das Risiko, dass ein Instrument, das normalerweise zur Absicherung dienen würde, überhaupt keine Absicherungswirkung hat.

Welche Stimmenzahl ist im Hinblick auf Antrag 2 und 3 erforderlich?

Zur Änderung oder Aufhebung einer fundamentalen Anlagebeschränkung muss der Fonds die Stimmen einer „Mehrheit der umlaufenden stimmberechtigen Wertpapiere des Fonds“ erhalten. Diese ist im Gesetz von 1940 definiert als der jeweils geringere Wert von: (A) mindestens 67% der umlaufenden stimmberechtigten Wertpapiere des Fonds, die auf der Versammlung anwesend sind, falls die Inhaber von mindestens 50% der umlaufenden stimmberechtigten Wertpapiere des Fonds anwesend oder durch Bevollmächtigte vertreten sind; oder (B) mindestens 50% der umlaufenden stimmberechtigten Wertpapiere des Fonds (eine „Stimmenmehrheit nach dem Gesetz von 1940“).

Falls ein Unterantrag von Antrag 2 oder Antrag 3 von den Anteilsinhabern des Fonds nicht genehmigt wird, wird die derzeitige fundamentale Anlagebeschränkung, auf die sich dieser Unterantrag bezieht, für den Fonds weitergelten.

ANTRAG 2:	GENEHMIGUNG VON ÄNDERUNGEN AN EINIGEN FUNDAMENTALEN ANLAGEBESCHRÄNKUNGEN DES FONDS (Dieser Antrag sieht getrennte Abstimmungen bezüglich der Unteranträge 2a–2e vor)

Der Verwaltungsrat hat die Änderung der fundamentalen Anlagebeschränkungen des Fonds in Bezug auf: (i) Kreditaufnahme, (ii) Kreditvergabe, (iii) Anlagen in Immobilien, (iv) Anlagen in Rohstoffe und (v) Ausgabe vorrangiger Wertpapiere, die nach dem Gesetz von 1940 jeweils als fundamental zu betrachten sind, genehmigt und empfiehlt den Anteilsinhabern, diese ebenfalls zu genehmigen. Die derzeitigen Anlagebeschränkungen des Fonds werden zusammen mit den empfohlenen Änderungen an den Beschränkungen in Anhang B dieser Vollmachtserklärung beschrieben. Außer im Hinblick auf den Einsatz der oben beschriebenen Derivatgeschäfte erwartet der Fonds derzeit keine Änderung an seinen Anlagestrategien oder seiner Anlagetätigkeit aufgrund einer Genehmigung dieser Änderungen.

Die Anteilsinhaber des Fonds werden gebeten, separat über die einzelnen Unteranträge abzustimmen. Jeglicher Unterantrag, der von den Anteilsinhabern des Fonds genehmigt wird, tritt für den Fonds in Verbindung mit der jährlichen Aktualisierung der Registrierungserklärung des Fonds auf Formular N-1A, einschließlich des Prospekts und der Erklärung zusätzlicher Informationen, in Kraft. Der Verwaltungsrat empfiehlt einstimmig, bezüglich sämtlicher Unteranträge mit „DAFÜR“ zu stimmen.

Unterantrag 2a:  Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme.

Das Gesetz von 1940 gibt einige Beschränkungen im Hinblick auf Kreditaufnahme von Investmentgesellschaften vor. Überdies müssen die Beschränkungen im Hinblick auf Kreditaufnahme eines Fonds fundamental sein. Die Beschränkungen des Gesetzes von 1940 im Hinblick auf die Kreditaufnahme bezwecken generell den Schutz von Anteilsinhabern und ihrer Anlagen, indem die Fähigkeit eines Fonds beschränkt wird, seine Vermögenswerte den Ansprüchen von Gläubigern auszusetzen, die unter bestimmten Umständen einen Anspruch auf die Vermögenswerte des Fonds haben könnten, der gegenüber den Ansprüchen von Anteilsinhabern bei Rücknahme oder Liquidation vorrangig sein könnte.

Nach dem Gesetz von 1940 darf ein offener Fonds bis zu 33⅓% seines Gesamtvermögens (einschließlich des entliehenen Betrages) von Banken entleihen, und zusätzliche 5% seines Gesamtvermögens für vorübergehende Zwecke von einer anderen Person. Generell gilt ein Kredit als kurzfristig, wenn er innerhalb von sechzig Tagen zurückgezahlt wird. In der Regel leihen sich Fonds Geld, um Rücknahmen oder einen sonstigen kurzfristigen Barmittelbedarf abzudecken, um erzwungene, nicht geplante Verkäufe von Portfolio-Wertpapieren zu vermeiden. Dieses Vorgehen ermöglicht einem Fonds größere Flexibilität, so dass sein Anlageverwalter Portfolio-Wertpapiere vornehmlich aus Anlage- oder Steuererwägungen kaufen und verkaufen kann, und nicht aus Cashflow-Erwägungen.

Die derzeitige Anlagebeschränkung des Fonds im Hinblick auf die Kreditaufnahme erlaubt dem Fonds, Geld nur von Banken und verbundenen Investmentgesellschaften und nur für vorübergehende Zwecke zu entleihen. Die Beschränkung erfordert überdies die Einwilligung der Verwahrstelle des Fonds zu den Bedingungen der Kreditaufnahme und begrenzt den Geldbetrag, der vom Fonds entliehen werden darf, auf 10% des Gesamtvermögens des Fonds (einschließlich des entliehenen Betrages). Bis heute hat der Fonds keine Kredite aufgenommen.

Wie wird sich die Änderung der derzeitigen Beschränkungen der Kreditaufnahme auf den Fonds auswirken?

Die beantragte vereinheitlichte Anlagebeschränkung würde dem Fonds die Entleihung von Geld nur in dem Maße erlauben, wie dies durch das Gesetz von 1940 oder die hierzu von der SEC ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zugelassen ist. Durch diese Änderung der Anlagebeschränkung wäre der Fonds nicht unnötig eingeschränkt, wenn der Verwaltungsrat und der Anlageverwalter beschließen, dass eine Kreditaufnahme im besten Interesse des Fonds und seiner Anteilsinhaber wäre. Der Fonds könnte beispielsweise einen Geldbetrag von mehr als 10% seiner Vermögenswerte ohne Einwilligung seiner Verwahrstelle entleihen.

Da die beantragte Beschränkung der Kreditaufnahme dem Fonds zusätzliche Flexibilität bei der Kreditaufnahme verschaffen würde, soweit der Fonds diese Flexibilität künftig nutzt, unterliegt der Fonds möglicherweise zusätzlichen, der Kreditaufnahme innenwohnenden Kosten und Risiken, wie z. B. einer verringerten Gesamtrendite und höherer Volatilität. Die zusätzlichen Kosten und Risiken, denen der Fonds möglicherweise ausgesetzt ist, sind jedoch durch die im Gesetz von 1940 (hauptsächlich Section 18) auferlegten Grenzen für die Kreditaufnahme und dessen etwaig anwendbaren Bestimmungen, Ausnahmen oder Auslegungen begrenzt. Der Fonds erwartet derzeit jedoch keine Änderung seiner Kreditaufnahmetätigkeit.

Unterantrag 2b:  Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe.

Nach dem Gesetz von 1940 muss ein Fonds seine Richtlinien in Bezug auf die Kreditvergabe beschreiben und als fundamental ausweisen. Neben der Verleihung von Barmitteln kann dies unter bestimmten Umständen bestimmte Transaktionen und Praktiken mit Investmentbezug umfassen. Zu diesen Transaktionen und Praktiken gehören die Verleihung von Portfolio-Wertpapieren, der Kauf bestimmter Schuldinstrumente und das Eingehen von Pensionsgeschäften.

Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf die Kreditvergabe verbietet dem Fonds die Kreditvergabe. Dies gilt nicht für bestimmte spezifische Anlagen wie z. B. den Kauf von Schuldtiteln und Krediten, das Eingehen von Pensionsgeschäften, soweit das Eingehen in ein Pensionsgeschäft als Kredit gilt, für die Verleihung seiner Portfolio-Wertpapiere und für Kredite an verbundene Investmentgesellschaften, soweit dies durch das Gesetz von 1940 zugelassen ist.

Wie wird sich die Änderung der derzeitigen Beschränkungen der Kreditvergaben auf den Fonds auswirken?

Die beantragte vereinheitlichte fundamentale Anlagebeschränkung im Hinblick auf die Kreditvergabe verbietet nicht die Kreditvergabe an andere Personen, sondern setzt eine Gesamtgrenze für diese Kreditvergabe und sieht vor, dass der Fonds keine Kredite vergeben darf, falls infolgedessen mehr als 33⅓% seines Gesamtvermögens an andere Personen (einschließlich anderer Investmentgesellschaften, wie dies durch das Gesetz von 1940 und dessen Ausnahmen zugelassen ist) verliehen wären. Die beantragte vereinheitliche Beschränkung beinhaltet auch eine vereinheitlichte Liste der zugelassenen Kreditvergabetätigkeiten, die auch nach den derzeitigen Beschränkungen des Fonds zulässig sind: (1) die Verleihung von Portfolio-Wertpapieren; (2) der Kauf von Schuldtiteln, sonstigen Schuldinstrumenten, Kreditbeteiligungen und/oder die Vornahme von direkten Unternehmenskrediten im Einklang mit den Anlagezielen und der Anlagepolitik des Fonds; und (3) Pensionsgeschäfte, soweit das Eingehen eines Pensionsgeschäfts als Kredit gilt.

Nach den Auslegungen von SEC-Mitarbeitern kann die Kreditvergabe durch eine Investmentgesellschaft unter bestimmten Umständen überdies Fragen aufwerfen, die sich auf die Ausgabe vorrangiger Wertpapiere beziehen. Soweit der Fonds unter diesen begrenzten Umständen Verleihgeschäfte eingeht, wird er weiterhin den Grenzen die das Gesetz von 1940 im Hinblick auf die Ausgabe vorrangiger Wertpapiere eingeführt hat, und der fundamentalen Anlagebeschränkung des Fonds im Hinblick auf die Ausgabe vorrangiger Wertpapiere, deren Änderung wie nachfolgend beschrieben beantragt wird, unterliegen.

Unterantrag 2c:  Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien.

Nach dem Gesetz von 1940 muss die Beschränkung eines Fonds im Hinblick auf Anlagen in Immobilien fundamental sein. Das Gesetz von 1940 verbietet einer Investmentgesellschaft weder die direkte noch die indirekte Anlage in Immobilien. Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf Immobilien verbietet dem Fonds jedoch generell die Anlage in Immobilien, auch wenn der Fonds in marktgängigen Wertpapieren anlegen darf, die durch Immobilien oder Beteiligungen daran besichert oder von Gesellschaften oder sonstigen Unternehmen begeben werden, die in Immobilien oder Beteiligungen daran anlegen.

Wie wird sich die Änderung der derzeitigen Immobilienbeschränkungen auf den Fonds auswirken?

Die beantragte vereinheitliche Anlagebeschränkung würde dem Fonds erlauben, weiterhin in marktgängigen Wertpapieren, die durch Immobilien oder Beteiligungen daran besichert werden, anzulegen. Überdies würde die beantragte Anlagebeschränkung die Fähigkeit des Fonds klarstellen, in Wertpapieren oder sonstigen Instrumenten von Emittenten anzulegen, die in Immobilien oder Beteiligungen daran anlegen, damit handeln oder Transaktionen eingehen, einschließlich von Beteiligungen an Immobilien-Kommanditgesellschaften und immobiliennahen Wertpapieren oder Instrumenten, für die es nur einen begrenzten oder keinen Markt gibt. Die beantragte Beschränkung würde dem Fonds auch erlauben, Immobilien, die der Fonds infolge des Besitzes eines Wertpapiers oder sonstigen Instruments erwarb, zu halten und zu verkaufen.

Die Änderung der Immobilien-Beschränkung des Fonds wird dem Fonds die Flexibilität verleihen, in immobiliennahen Wertpapieren anzulegen oder diese Anlagen zu erhöhen, obwohl dies derzeit nicht beabsichtigt ist. Soweit der Fonds diese zusätzliche Flexibilität nutzt, wird er möglicherweise bestimmten Risiken ausgesetzt sein, die mit Investitionen in Immobilien verbunden sind, wie z. B. relativer Illiquidität, Schwierigkeiten bei der Bewertung und höherer Kursvolatilität, was sich negativ auf den Preis der Fondsanteile auswirken könnte. Nach der beantragten vereinheitlichten Immobilien-Beschränkung wird dem Fonds keine Grenze für Anlagen in „marktgängigen“ Wertpapieren gesetzt, die durch Immobilien oder Beteiligungen daran besichert werden. Dies würde es dem Fonds erlauben, in illiquiden immobiliennahen Wertpapieren anzulegen. Soweit diese Instrumente illiquide sind, werden sie der bestehenden nicht-fundamentalen Anlagebeschränkung im Hinblick auf illiquide Wertpapiere unterliegen, die den Fonds gemäß der aktuellen Position der SEC-Mitarbeiter im Hinblick auf illiquide Wertpapiere daran hindert, mehr als 15% seines Nettovermögens in illiquiden Wertpapieren anzulegen.

Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf Immobilien ist mit seiner fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen und Erschließungsprogrammen für Öl, Gas und Mineralien kombiniert. Die Annahme dieses Unterantrags würde die Beschränkung des Fonds im Hinblick auf Anlagen in Immobilien von diesen anderen Beschränkungen trennen. Es wird die Änderung der Beschränkung des Fonds im Hinblick auf Anlagen in Rohstoffen (nachfolgender Unterantrag 2d) beantragt, und die Aufhebung der Beschränkung des Fonds im Hinblick auf Erschließungsprogramme für Öl, Gas und Mineralien (nachfolgender Unterantrag 3d).

Unterantrag 2d:  Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen.

Nach dem Gesetz von 1940 muss ein Fonds eine fundamentale Anlagebeschränkung zur Regelung von Anlagen in „Rohstoffen“ haben. Das Gesetz von 1940 verbietet einem Fonds nicht die Anlage in Rohstoffen. Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf Anlagen in Rohstoffen sieht vor, dass der Fonds mit Ausnahme von Aktienindex-Futures keine Rohstoffkontrakte kaufen oder verkaufen darf.

Wie wird sich die Änderung der derzeitigen Rohstoff-Beschränkung auf den Fonds auswirken?

Die beantragte fundamentale Anlagebeschränkung verbietet nicht generell den Kauf oder Verkauf von Rohstoffkontrakten mit Aktienindex-Futures als einziger Ausnahme, sondern sieht vor, dass der Fonds keine Rohstoffe kaufen oder verkaufen darf, außer dies geschieht in dem Umfang, der nach dem Gesetz von 1940 oder sonstigen etwaig von der SEC angenommenen, gewährten oder ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zulässig ist.

Die beantragte fundamentale Anlagebeschränkung würde die Fähigkeit des Fonds klarstellen, Transaktionen mit Einbindung von Währungen einzugehen, und die Fähigkeit des Fonds ausweiten, verschiedene Derivatgeschäfte einzugehen, einschließlich u. a. von Futures-Kontrakten, Terminkontrakten, Rohstoffoptionen und Swaps. Dies würde unter der Aufsicht des Verwaltungsrats geschehen. Die beantragte fundamentale Anlagebeschränkung soll dem Fonds überdies die Flexibilität verleihen, sich an die sich fortlaufend ändernden Vorschriften anzupassen und auf Änderungen an den Finanzmärkten und die Entwicklung neuer Anlagechancen und -instrumente im Einklang mit dem Anlageziel des Fonds und unter der Aufsicht des Verwaltungsrats zu reagieren. Seit der Annahme der derzeitigen fundamentalen Anlagebeschränkung des Fonds im Hinblick auf Rohstoffe haben sich die Finanzmärkte und die einschlägigen Vorschriften der SEC, der U.S. Commodity Futures Trading Commission („CFTC“) und weiterer staatlicher Behörden verändert, und es stehen nun neue Arten von Finanzinstrumenten als potenzielle Anlagechancen zur Verfügung. Nach der beantragten Beschränkung wäre der Fonds, falls sich derzeit anwendbares Recht ändern sollte, in der Lage, sich an dieses neue Recht ohne Hinzuziehung der Anteilsinhaber anzupassen.

Ungeachtet der Flexibilität, die durch die beantragte fundamentale Anlagebeschränkung geboten wird, unterliegt der Fonds den gegebenenfalls vom Verwaltungsrat hinsichtlich des Einsatzes von Derivaten festgelegten Beschränkungen. Überdies beabsichtigt der Anlageverwalter derzeit, sich weiterhin auf die CFTC-Regel 4.5 für eine Ausnahme von der Registrierung als „Commodity Pool Operator“ in Bezug auf den Fonds zu berufen, und beabsichtigt entsprechend weiterhin, den Einsatz von Rohstoffbeteiligungen durch den Fonds auf die in dieser Regel sowie in anderen anwendbaren Gesetzen und Vorschriften festgelegten Handelsbeschränkungen zu begrenzen.

Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf Anlagen in Rohstoffen ist mit seiner fundamentalen Anlagebeschränkung im Hinblick auf Immobilien und Erschließungsprogramme für Öl, Gas und Mineralien kombiniert. Die Annahme dieses Unterantrags würde die Beschränkung des Fonds im Hinblick auf Anlagen in Rohstoffen von diesen anderen Beschränkungen trennen. Es wird die Änderung der Beschränkung des Fonds im Hinblick auf Immobilien (obiger Unterantrag 2c) beantragt, und die Aufhebung der Beschränkung des Fonds im Hinblick auf Erschließungsprogramme für Öl, Gas und Mineralien (nachfolgender Unterantrag 3d).

Unterantrag 2e:  Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere.

Das Gesetz von 1940 verlangt von einem Fonds, eine Anlagebeschränkung zu haben, die seine Fähigkeit zur Ausgabe vorrangiger Wertpapiere beschreibt. „Vorrangige Wertpapiere“ sind Anleihen, Schuldverschreibungen oder ähnliche Obligationen oder Instrumente, die ein Wertpapier darstellen und eine Schuld nachweisen, und jegliche Aktien einer Klasse, die gegenüber jeglichen sonstigen Klassen bezüglich der Ausschüttung von Vermögen oder der Zahlung von Dividenden Vorrang haben. Das Gesetz von 1940 verbietet einem offenen Fonds wie dem vorliegenden Fonds generell die Ausgabe vorrangiger Wertpapiere, um die Fähigkeit von Fonds zur Nutzung der Hebelung zu begrenzen. Hebelung bedeutet im Allgemeinen, dass ein Fonds Geld entleiht, um Wertpapiertransaktionen einzugehen, oder einen Vermögenswert kauft und erst zu einem späteren Zeitpunkt eine Zahlung zu leisten hat.

Die Hinweise und Auslegungen der SEC-Mitarbeiter erlauben einem offenen Fonds unter bestimmten Bedingungen, einige Arten von Transaktionen einzugehen, die ansonsten so betrachtet werden könnten, dass sie „vorrangige Wertpapiere“ schaffen, wie z. B. Leerverkäufe, bestimmte Optionen und Futures-Kontrakte, umgekehrte Pensionsgeschäfte und Wertpapiertransaktionen, die den Fonds zur Zahlung von Geld an einem zukünftigen Datum verpflichten (wie z. B. Transaktionen per Erscheinen, mit Terminverpflichtungen oder mit verzögerter Auslieferung). Gemäß den Auslegungen der SEC-Mitarbeiter muss ein Fonds, wenn er diese Arten von Transaktionen eingeht, um die Schaffung eines vorrangigen Wertpapiers zu vermeiden, entweder (i) in seinen Büchern oder in den Büchern seiner Verwahrstelle Barmittel oder sonstige liquide Wertpapiere ausweisen oder bei seiner verwahrenden Bank getrennt führen, um seine künftigen Verpflichtungen abzudecken; oder (ii) diese Verpflichtungen auf andere Weise im Einklang mit den Leitlinien der SEC abdecken. Dieses Verfahren begrenzt den Betrag der Vermögenswerte eines Fonds, die in diesen Arten von Transaktionen angelegt werden dürfen, und das Engagement des Fonds in den mit vorrangigen Wertpapieren verbundenen Risiken.

Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf die Ausgabe vorrangiger Wertpapiere verbietet dem Fonds generell die Ausgabe vorrangiger Wertpapiere; der Fonds nimmt von diesem Verbot jedoch den Kauf und Verkauf von Aktienindex-Futures und Optionen auf Wertpapierindizes aus.

Wie wird sich die Änderung der derzeitigen Beschränkung bei vorrangigen Wertpapieren auf den Fonds auswirken?

Die beantragte Anlagebeschränkung würde dem Fonds die Ausgabe vorrangiger Wertpapiere in dem Maße erlauben, wie dies nach dem Gesetz von 1940 oder den hierzu von der SEC ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zugelassen ist. Die beantragte Beschränkung würde überdies klarstellen, dass der Fonds solche Arten von Transaktionen eingehen darf, die nach der Auslegung der SEC-Mitarbeiter keine vorrangigen Wertpapiere darstellen, wie z. B. umgekehrte Pensionsgeschäfte, Futures-Kontrakte, Optionen und Leerverkäufe. Der Fonds hat derzeit nicht die Absicht, seine aktuellen Anlagestrategien hinsichtlich von Transaktionen zu ändern, die als Grundlage für die Ausgabe vorrangiger Wertpapiere ausgelegt werden könnten. Allerdings beabsichtigt der Fonds, wie oben beschrieben in bestimmten Derivaten und Strategien anzulegen; aber der Fonds wird die Vorschriften der SEC und die einschlägigen Auslegungen einhalten, so dass diese Derivatgeschäfte keine vorrangigen Wertpapiere darstellen werden.

Die derzeitige fundamentale Anlagebeschränkung des Fonds im Hinblick auf die Ausgabe vorrangiger Wertpapiere ist mit der Beschränkung des Fonds im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Ausstellung, den Kauf oder Verkauf von Puts, Calls, Straddles oder Spreads kombiniert. Die Annahme dieses Unterantrags würde die Beschränkung des Fonds im Hinblick auf vorrangige Wertpapiere von den anderen Beschränkungen, deren Aufhebung wie in Antrag 3 beschrieben beantragt wird, trennen.

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DER UNTERANTRÄGE 2A-2E MIT „DAFÜR“ ZU STIMMEN.

ANTRAG 3:	GENEHMIGUNG DER AUFHEBUNG BESTIMMTER FUNDAMENTALER ANLAGEBESCHRÄNKUNGEN DES FONDS (Dieser Antrag sieht getrennte Abstimmungen bezüglich der Unteranträge 3a-3e vor)

Der Verwaltungsrat hat die Aufhebung der folgenden fundamentalen Anlagebeschränkungen, die (i) die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten, (ii) den Kauf von Wertpapieren auf Margenbasis und die Vornahme von Leerverkäufen, (iii) Anlagen in andere Investmentgesellschaften, (iv) Anlagen in Put- und Call- Optionen, (v) Anlagen in Öl- und Gasprogramme und (vi) Anlagen in „Letter Stocks“ verbieten, genehmigt und empfiehlt den Anteilsinhabern, diesen ebenfalls zuzustimmen. Die fundamentalen Anlagebeschränkungen, deren Aufhebung empfohlen wird, sind in Anhang B ausführlich dargelegt und nachfolgend beschrieben. Außer im Hinblick auf den Einsatz der oben beschriebenen Derivatgeschäfte erwartet der Fonds derzeit keine Änderung an seinen Anlagestrategien oder seiner Anlagetätigkeit aufgrund einer Genehmigung dieser Änderungen.

Die Anteilsinhaber des Fonds werden gebeten, separat über die einzelnen Unteranträge abzustimmen. Jeglicher Unterantrag, der von den Anteilsinhabern des Fonds genehmigt wird, tritt für den Fonds in Verbindung mit der jährlichen Aktualisierung der Registrierungserklärung des Fonds auf Formular N-1A, einschließlich des Prospekts und der Erklärung zusätzlicher Informationen, in Kraft. Der Verwaltungsrat empfiehlt einstimmig, bezüglich sämtlicher Unteranträge mit „DAFÜR“ zu stimmen.

Unterantrag 3a:	Aufhebung der fundamentalen Anlagebeschränkungen im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten.

Für den Fonds gilt derzeit eine fundamentale Anlagebeschränkung, die es dem Fonds allgemein verbietet, seine Vermögenswerte zu verpfänden, hypothekarisch zu belasten, zu lombardieren oder anderweitig zu belasten, es sei denn, dies geschieht zur Absicherung von gemäß der Kreditaufnahmerichtlinie des Fonds zulässigen Schulden. Diese derzeit geltende fundamentale Anlagebeschränkung kann die Fähigkeit des Fonds einschränken, bestimmte Transaktionen einzugehen, bei denen angenommen wird, dass sie die Verpfändung seiner Portfoliowertpapiere umfassen. In Verbindung mit dem Abschluss von Devisenterminkontrakten können die Leistungsverpflichtungen des Fonds gemäß dem betreffenden Vertrag die Verpfändung von Fondsvermögen zugunsten des Kontrahenten umfassen. Wird diese Richtlinie aufgehoben, so wird die Fähigkeit des Fonds, seine Vermögenswerte zu verpfänden oder hypothekarisch zu belasten, auch weiterhin durch die Beschränkungen des Gesetzes von 1940 in Bezug auf die Ausgabe vorrangiger Wertpapiere und die Kreditaufnahme begrenzt. Der Fonds würde jedoch nicht daran gehindert, bestimmte Derivatgeschäfte oder Darlehen abzuschließen, von denen angenommen werden könnte, dass sie die Verpfändung des Fondsvermögens umfassen, soweit diese Geschäfte anderweitig vom Verwaltungsrat für den Fonds genehmigt werden.

Unterantrag 3b:	Aufhebung der fundamentalen Anlagebeschränkungen im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen.

Für den Fonds gilt derzeit eine fundamentale Anlagebeschränkung, die es dem Fonds allgemein verbietet, Wertpapiere auf Margenbasis zu kaufen, Leerverkäufe zu tätigen und in Optionen, einschließlich Puts, Calls, Straddles und Spreads, zu investieren.

Die aktuellen Bestimmungen des Gesetzes von 1940 über die Ausgabe vorrangiger Wertpapiere wird gemeinsam mit der oben beschriebenen vorgeschlagenen fundamentalen Anlagebeschränkung hinsichtlich der Ausgabe vorrangiger Wertpapiere auch weiterhin die Fähigkeit des Fonds einschränken, Wertpapiere auf Margenbasis zu kaufen und Leerverkäufe zu tätigen. Darüber hinaus unterliegt der Fonds auch weiterhin den von Zeit zu Zeit vom Verwaltungsrat hinsichtlich der Verwendung von Optionen und anderen Derivaten festgelegten Beschränkungen.

Die aktuelle fundamentale Anlagebeschränkung des Fonds in Bezug auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Put- und Call-Optionen bildet einen Teil seiner aktuellen fundamentalen Anlagebeschränkung im Zusammenhang mit der Ausgabe vorrangiger Wertpapiere. Die vorgeschlagene Aufhebung dieser Beschränkung hätte eine Trennung der Beschränkung des Fonds in Bezug auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen, einschließlich Puts, Calls, Straddles und Spreads, von der Beschränkung bezüglich der Ausgabe vorrangiger Wertpapiere, deren Änderung wie oben beschrieben beantragt wird (Unterantrag 2e), zur Folge.

Unterantrag 3c:	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in andere Investmentgesellschaften.

Für den Fonds gilt derzeit eine fundamentale Anlagebeschränkung, die es dem Fonds verbietet, in andere Investmentgesellschaften zu investieren, sofern nicht bestimmte beschränkte Umstände vorliegen.

Nach Aufhebung dieser Beschränkung würden für den Fonds auch weiterhin die Beschränkungen gemäß Section 12(d) des Gesetzes von 1940 sowie entsprechender Durchführungsbestimmungen gelten, die sich auf die Fähigkeit des Fonds beziehen, in andere Investmentgesellschaften, einschließlich offener und geschlossener Investmentgesellschaften, zu investieren. Ausgenommen hiervon sind Fälle, in denen die FT-Fonds von der SEC von diesen Beschränkungen befreit wurden. Darüber hinaus würde die Aufhebung dieser aktuellen Beschränkung von Anlagen in andere Investmentgesellschaften den Fonds in die Lage versetzen, in größerem Umfang in den als Cash Sweep-Vehikel verwendeten Franklin Templeton-Geldmarktfonds zu investieren und von den gemäß den SEC-Vorschriften, die im Zusammenhang mit Anlagen in andere registrierte und nicht registrierte Investmentgesellschaften eine Befreiung von der Beschränkung gemäß dem Gesetz von 1940 vorsehen, zulässigen Anlagechancen zu profitieren.

Unterantrag 3d:	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogramme.

Für den Fonds gilt derzeit eine fundamentale Anlagebeschränkung, die es dem Fonds verbietet, in Öl-, Gas- oder andere Mineralexplorations- oder -entwicklungsprogramme zu investieren. Diese Beschränkung wurde ursprünglich eingeführt, um die Anforderungen bestimmter bundesstaatlicher Wertpapiergesetze und -vorschriften zu erfüllen. Aufgrund der Verabschiedung des NSMIA ist diese Beschränkung gesetzlich nicht mehr erforderlich. Für Anlagen in Öl und Gas würden auch weiterhin sämtliche geltenden Beschränkungen gemäß dem Gesetz von 1940 gelten.

Die vorgeschlagene Aufhebung der aktuellen fundamentalen Anlagebeschränkung des Fonds im Hinblick auf die Anlage in Beteiligungen an Öl-, Gas- oder anderen Mineralexplorations- oder -entwicklungsprogrammen würde die Trennung der Beschränkung des Fonds in Bezug auf Anlagen in Öl- und Gasprogramme von seinen oben beschriebenen Beschränkungen in Bezug auf Anlagen in Immobilien und Rohstoffe (Unteranträge 2c und 2d) zur Folge haben.

Unterantrag 3e:	Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“.

Für den Fonds gilt derzeit eine fundamentale Anlagebeschränkung, die es dem Fonds verbietet, in „Letter Stocks“ oder Wertpapiere, für die gemäß einem Kaufvertrag Verkaufsbeschränkungen gelten, zu investieren. Bei Letter Stocks handelt es sich um eine Art beschränkter Wertpapiere, da sie vertraglichen Beschränkungen bezüglich ihrer Weiterveräußerung unterliegen, sodass sie häufig als illiquide angesehen werden. Auf allgemeinerer Ebene umfassen „beschränkte Wertpapiere“: (i) Wertpapiere, die nicht gemäß dem Securities Act von 1933 registriert wurden und somit nur unter bestimmten Umständen an bestimmte institutionelle Anleger weiterverkauft werden dürfen, und (ii) Wertpapiere, die sonstigen vertraglichen Einschränkungen bezüglich ihrer Weiterveräußerung unterliegen. Für den Fonds gilt bereits eine nicht-fundamentale Anlagebeschränkung, die den Fonds gemäß der aktuellen Position der SEC-Mitarbeiter im Hinblick auf illiquide Wertpapiere daran hindert, mehr als 15% seines Nettovermögens in illiquide Wertpapiere zu investieren.

Welche Risiken bestehen gegebenenfalls bei einer Aufhebung der Beschränkungen?

Einige der beantragten Aufhebungen würden dem Fonds zusätzliche Flexibilität bei der Umsetzung bestimmter Investments oder Strategien verleihen, unter anderem im Hinblick auf den oben erörterten Einsatz derivativer Instrumente. Außer im Hinblick auf den Einsatz von Derivaten erwartet der Fonds derzeit keine Änderung an seinen Anlagestrategien oder seiner Anlagetätigkeit aufgrund einer Genehmigung dieser Aufhebungen. Anlagen in derivativen Instrumenten würden den Fonds bestimmten zusätzlichen Risiken aussetzen, wie oben beschrieben. Es wird jedoch nicht erwartet, dass die erwartete Nutzung von Derivaten durch den Fonds die mit einer Anlage in den Fonds verbundenen Gesamtrisiken erhöhen wird. Wenn der Fonds künftig beabsichtigt, andere Tätigkeiten vorzunehmen, die aufgrund der Aufhebung der voranstehenden fundamentalen Anlagebeschränkungen zulässig wären, könnte der Fonds zusätzlichen Risiken ausgesetzt sein. Vor Durchführung dieser Aktivitäten wird der Fonds den Anteilsinhabern nach Bedarf aktualisierte Angaben bezüglich Änderungen an Strategien und Risiken zukommen lassen.

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DER UNTERANTRÄGE 3A-3E MIT „DAFÜR“ ZU STIMMEN.

ANTRAG 4:	GENEHMIGUNG DER NUTZUNG EINER „MANAGER OF MANAGERS“-STRUKTUR, WOBEI DER ANLAGEVERWALTER DES FONDS DIE UNTERBERATER OHNE ZUSTIMMUNG DER ANTEILSINHABER ERNENNEN UND ABLÖSEN KANN

Hintergrund

Gemäß einem Anlageverwaltungsvertrag zwischen dem Fonds und dem Anlageverwalter ist der Anlageverwalter unter anderem dafür verantwortlich, unter der Aufsicht des Verwaltungsrats das Vermögen des Fonds zu verwalten und im Namen des Fonds Entscheidungen bezüglich der Anlage des Fondsvermögens und den Kauf und Verkauf von Wertpapieren zu treffen.

Der Anlageverwalter befindet sich indirekt im Eigentum von Franklin Resources. Viele der Tochtergesellschaften von Franklin Resources, die Anlageverwaltungsdienste anbieten (gemeinsam die „verbundenen Anlageverwalter“ und jeweils ein „verbundener Anlageverwalter“), wurden aus Vertriebs-, Kundendienst- und steuerlichen Gründen gemäß den Gesetzen unterschiedlicher Rechtsgebiete weltweit errichtet. Franklin Resources betreibt die verbundenen Anlageverwalter auf vereinheitlichter Grundlage. So nutzen die verbundenen Anlageverwalter beispielsweise Managementsysteme für Anteilsaufträge, Support-Leistungen für die Anlagetätigkeit und zahlreiche Compliance-Vorschriften und -Verfahren generell gemeinsam. Jeder verbundene Anlageverwalter verfügt über eigene Mitarbeiter und Ressourcen, einschließlich von Portfoliomanagern und Analysten, und bietet seinen Kunden spezialisierte Verwaltungsdienste an. Support-Mitarbeiter, beispielsweise im Hinblick auf steuerliche, rechtliche und buchhaltungstechnische Angelegenheiten, werden allerdings generell von den verbundenen Anlageverwaltern gemeinsam genutzt. Je nach Strategie, die ein bestimmter Fonds verfolgt, kann der Anlageverwalter des Fonds wünschen, die Portfoliomanagement- und Handelsexpertise von Mitarbeitern in Anspruch zu nehmen, die von einem verbundenen Anlageverwalter an anderen Standorten weltweit beschäftigt werden, damit die Anteilsinhaber des Fonds voll und ganz von den globalen Ressourcen von Franklin Resources profitieren. Alternativ hierzu kann der Anlageverwalter eines Fonds wünschen, dem Fonds die Kompetenzen und die Expertise eines Unterberaters, der in keiner Weise mit Franklin Resources oder dem Anlageverwalter des Fonds verbunden ist, zu bieten.

Für den Fonds geltende Bestimmungen des Gesetzes von 1940 verlangen die Genehmigung von Anlageverwaltungsverträgen zwischen Fonds und ihren Anlageverwaltern (einschließlich möglicher Unterberater) durch die Anteilsinhaber. Die SEC hat jedoch Franklin Advisers, Inc. („FAI“), einer hundertprozentigen Tochtergesellschaft von Franklin Resources, eine Ausnahmeverfügung erteilt (die „Verfügung“), die es FAI sowie verbundenen Anlageverwaltern (wie dem Anlageverwalter) und bestehenden oder künftigen registrierten offenen Investmentgesellschaften oder Serien, die von FAI oder den verbundenen Anlageverwaltern beraten werden, erlaubt, bestimmte neue Unterberater ohne Einholung der Genehmigung durch die Anteilsinhaber unter Vertrag zu nehmen (die „Manager of Managers“-Struktur). Gemäß der Verfügung erfolgt die Einstellung neuer Unterberater vorbehaltlich der Zustimmung durch den Verwaltungsrat, unter anderem durch eine Mehrheit der unabhängigen Verwaltungsratsmitglieder, sowie bestimmter sonstiger Bedingungen. Die Verfügung würde es dem Anlageverwalter erlauben, neue Unterberater, die mit dem Anlageverwalter verbunden sind (wenn beispielsweise sowohl der Anlageverwalter als auch der Unterberater direkt oder indirekt hundertprozentige Tochtergesellschaften derselben Muttergesellschaft sind), sowie neue Unterberater, die in keinerlei Weise mit dem Anlageverwalter verbunden sind, ohne Genehmigung durch die Anteilsinhaber unter Vertrag zu nehmen. Gemäß der Verfügung muss der Fonds seinen Anteilsinhabern die vom Anlageverwalter an verbundene Unterberater und nicht verbundene Unterberater gezahlte Gesamtvergütung sowie die an die einzelnen verbundenen Unterberater gezahlten Gebühren offenlegen. Bevor der Fonds die Verfügung anwenden kann, muss die Nutzung der „Manager of Managers“-Struktur durch Stimmenmehrheit der Anteilsinhaber nach dem Gesetz von 1940 genehmigt werden.

Warum werde ich gebeten, über diesen Antrag abzustimmen?

Der Verwaltungsrat hat beschlossen, die Genehmigung der „Manager of Managers“-Struktur durch die Anteilsinhaber gemäß der Verfügung in Verbindung mit der Versammlung zu beantragen, die einberufen wurde, um die Verwaltungsratsmitglieder zu bestellen und über die übrigen in dieser Vollmachtserklärung beschriebenen Belange abzustimmen. Damit sollen eventuelle künftig zusätzlich entstehende Kosten für eine Versammlung und die Einholung der Vollmachten vermieden werden, sollte der Anlageverwalter nach Genehmigung durch den Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, beschließen, dass die Nutzung der „Manager of Managers“- Struktur im besten Interesse des Fonds ist. Der Prozess einer künftigen Einholung der Zustimmung der Anteilsinhaber zur „Manager of Managers“-Struktur könnte zu Verzögerungen bei der Umsetzung von Änderungen führen, die nach Ansicht des Verwaltungsrats und des Anlageverwalters im besten Interesse des Fonds sind. Die Einholung der Zustimmung der Anteilsinhaber ist in der Regel mit zusätzlichen Kosten verbunden, etwa für die Beauftragung eines Fondsdienstleisters für die Einholung der Vollmachten.

Jeder neue von Franklin Templeton Investments aufgelegte Fonds wird in der Regel die „Manager of Managers“-Struktur vorsehen. Da der Fonds jedoch vor Erhalt der Verfügung aufgelegt wurde, benötigt der Fonds nun die Zustimmung der Anteilsinhaber, um die „Manager of Managers“-Struktur im Sinne der Verfügung anwenden zu können. Neben dem Fonds werden auch andere FT-Fonds bei der anstehenden gemeinsamen Sonderversammlung der Anteilsinhaber diese Genehmigung beantragen.

Der Anlageverwalter des Fonds beabsichtigt derzeit allgemein nicht, die „Manager of Managers“-Struktur für den Fonds zu verwenden, da keine kurzfristigen Änderungen an der Portfoliomanagementstruktur des Fonds vorgesehen sind. Wie oben erwähnt, ist Franklin Resources jedoch eine globale Anlageverwaltungsgesellschaft mit Niederlassungen und verbundenen Anlageverwaltern weltweit. Von Zeit zu Zeit kann ein Portfoliomanager von einem verbundenen Anlageverwalter zu einem anderen wechseln, um weitere Erfahrung zu erlangen, oder der Anlageverwalter kann der Ansicht sein, dass es für den Fonds günstig wäre, Zugang zur Anlageverwaltungsexpertise eines anderen verbundenen Anlageverwalters zu haben. Würde es dem Fonds erlaubt, hierbei gemäß der Verfügung vorzugehen, könnten derartige Änderungen an der Anlageverwaltung mit der Zustimmung des Verwaltungsrats vorgenommen werden, ohne dass hierbei der mit der Einholung der Zustimmung der Anteilsinhaber verbundene zeitliche und monetäre Aufwand anfallen würde.

Wie wird die „Manager of Managers“-Struktur funktionieren?

Gemäß der „Manager of Managers“-Struktur ist der Anlageverwalter des Fonds befugt, Unterberater für den Fonds zu bestellen und abzulösen, Unterberatungsverträge einzugehen und Änderungen an diesen zu genehmigen, ohne zunächst die Zustimmung der Anteilsinhaber einholen zu müssen. Der Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, muss jedoch jeden neuen Unterberater und jeden neuen oder geänderten Unterberatungsvertrag genehmigen. Darüber hinaus wird bei Genehmigung der „Manager of Managers“-Struktur für den Fonds der Anlageverwaltungsvertrag des Fonds geändert, um Verträge mit Unterberatern, die nicht von den Anteilsinhabern genehmigt wurden, zu erlauben.

Gemäß der „Manager of Managers“-Struktur hätte der Anlageverwalter, vorbehaltlich der Aufsicht durch den Verwaltungsrat, die Gesamtverantwortlichkeit für die Beaufsichtigung der Unterberater und die Empfehlung ihrer Einstellung, Kündigung und Ablösung. Insbesondere muss der Anlageverwalter gemäß den Bestimmungen der Verfügung und vorbehaltlich der Prüfung und Genehmigung durch den Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder: (a) die übergeordnete Anlagestrategie des Fonds festlegen; (b) Unterberater für die Verwaltung sämtlicher oder eines Teils der Vermögenswerte des Fonds beurteilen, auswählen und empfehlen; und (c) Verfahren umsetzen, die in angemessenem Umfang darauf ausgelegt sind, sicherzustellen, dass jeder Unterberater die Anlageziele, -richtlinien und -beschränkungen des Fonds einhält. Darüber hinaus ist der Anlageverwalter vorbehaltlich einer Prüfung durch den Verwaltungsrat verpflichtet: (a) soweit angemessen das Vermögen des Fonds unter mehreren Unterberatern aufzuteilen und diese Aufteilung gegebenenfalls anzupassen; und (b) die Leistung der Unterberater zu überwachen und zu beurteilen. Die Ablösung des Anlageverwalters oder die Auferlegung wesentlicher Änderungen am Anlageverwaltungsvertrag des Fonds würde jedoch die vorherige Genehmigung durch die Anteilsinhaber erfordern.

Wenn der Anlageverwalter nach Genehmigung durch den Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, beschließt, dass die Nutzung der „Manager of Managers“-Struktur im besten Interesse des Fonds ist, würde es die „Manager of Managers“-Struktur ohne Einholung der Zustimmung der Anteilsinhaber: (1) einem neuen Unterberater ermöglichen, frühzeitiger und mit geringeren potenziellen Kosten für den Fonds mit der Erbringung von Dienstleistungen für den Fonds zu beginnen; (2) dem Anlageverwalter erlauben, das Vermögen des Fonds zwischen ihm selbst und einem oder mehreren Unterberatern aufzuteilen und diese Aufteilung gegebenenfalls anzupassen; und (3) dem Verwaltungsrat ermöglichen, wesentliche Änderungen an einem Unterberatungsvertrag zu genehmigen.

Gemäß der „Manager of Managers“-Struktur könnten vom Anlageverwalter ausgewählte Unterberater nach Genehmigung durch den Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, unmittelbar mit der Verwaltung des Fondsvermögens beginnen. Der Fonds würde die Anteilsinhaber jedoch binnen 90 Tagen über die Einstellung jeglicher neuer Unterberater in Kenntnis setzen.

Wie wirkt sich dieser Antrag auf meine Gebühren als Anteilsinhaber des Fonds aus?

Die Genehmigung dieses Antrags hat keine Auswirkungen auf Ihre Gebühren als Anteilsinhaber des Fonds. Die „Manager of Managers“-Struktur wird niemals einen Anstieg der vom Fonds gezahlten Anlageverwaltungsgebühren zur Folge haben. Eine zusätzliche Genehmigung durch die Anteilsinhaber wäre erforderlich, um die vom Fonds zu zahlenden Anlageverwaltungsgebühren zu erhöhen. Ein solcher Schritt ist nicht vorgesehen.

Wie wirkt sich dieser Antrag auf mein Recht aus, in Bezug auf Unterberatungsverträge abzustimmen?

Wenn Antrag 4 für den Fonds genehmigt wird und Verwaltungsrat und Anlageverwalter der Ansicht sind, dass die Nutzung eines oder mehrerer Unterberater im besten Interesse des Fonds läge, würden die Anteilsinhaber des Fonds generell nicht für die Einstellung eines Unterberater für den Fonds befragt, sofern die Voraussetzungen der Verfügung erfüllt sind. Der Anlageverwalter wäre stattdessen mit der Zustimmung des Verwaltungsrats, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, ohne die Genehmigung der Anteilsinhaber in der Lage, Unterberater zu bestellen und entsprechende Änderungen an den Unterberatungsverträgen vorzunehmen. Der Fonds würde die Anteilsinhaber jedoch binnen 90 Tagen über die Einstellung jeglicher neuer Unterberater in Kenntnis setzen.

Warum hat der Verwaltungsrat die „Manager of Managers“-Struktur genehmigt?

Der Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, hat die „Manager of Managers“-Struktur genehmigt und empfehlt Anteilsinhabern, die „Manager of Managers“-Struktur gemäß der Verfügung bei der Versammlung zu genehmigen, um für die Zukunft zusätzliche Kosten für die Versammlung und die Einholung von Vollmachten zu vermeiden, sollte der Anlageverwalter nach Genehmigung durch den Verwaltungsrat, einschließlich einer Mehrheit der unabhängigen Verwaltungsratsmitglieder, beschließen, dass die Nutzung der „Manager of Managers“-Struktur im besten Interesse des Fonds ist.

Welche Stimmenanzahl ist im Hinblick auf Antrag 4 erforderlich?

Für Antrag 4 gilt Folgendes: Bevor der Fonds die Verfügung anwenden kann, muss der Betrieb des Fonds unter Nutzung der „Manager of Managers“-Struktur durch Stimmenmehrheit der Anteilsinhaber nach dem Gesetz von 1940 genehmigt werden.

Wird Antrag 4 nicht von den Anteilsinhabern des Fonds genehmigt, könnte der Anlageverwalter neue oder geänderte Unterberatungsverträge allgemein nur mit Zustimmung der Anteilsinhaber abschließen. Dies könnte potenziell zu Verzögerungen und Kosten bei der Umsetzung einer Änderung führen, die nach Ansicht des Verwaltungsrats für den Fonds und seine Anteilsinhaber günstig wäre.

DER VERWALTUNGSRAT EMPFIEHLT EINSTIMMIG, IN BEZUG
AUF ANTRAG 4 MIT „DAFÜR“ ZU STIMMEN.

♦	ZUSÄTZLICHE INFORMATIONEN ÜBER DEN FONDS

Der Anlageverwalter. Der Anlageverwalter des Fonds ist Templeton Global Advisors Limited, und seine Adresse lautet: P.O. Box N7759, Lyford Cay, Nassau, Bahamas. Gemäß dem Anlageverwaltungsvertrag mit dem Fonds verwaltet der Anlageverwalter die Anlage und Wiederanlage des Fondsvermögens. Der Anlageverwalter ist eine indirekte, hundertprozentige Tochtergesellschaft von Franklin Resources.

Der Verwalter. Gemäß einem mit dem Anlageverwalter abgeschlossenen Untervertrag für Fondsverwaltungsdienste übernimmt Franklin Templeton Services, LLC („FT Services“) bestimmte Verwaltungsfunktionen für den Fonds. FT Services, dessen Hauptsitz sich in One Franklin Parkway, San Mateo, California 94403-1906 befindet, ist eine indirekte, hundertprozentige Tochtergesellschaft von Franklin Resources und ein verbundenes Unternehmen des Anlageverwalters und des Haupt-Underwriters des Fonds. Die Gebühr für die von FT Services erbrachten Verwaltungsdienste wird vom Anlageverwalter auf der Grundlage des durchschnittlichen täglichen Nettovermögens des Fonds gezahlt und ist keine zusätzliche Aufwendung des Fonds.

Der Underwriter. Der Haupt-Underwriter für den Fonds ist Franklin/Templeton Distributors, Inc. („FT Distributors“), One Franklin Parkway, San Mateo, California 94403-1906. Als Haupt-Underwriter erhält FT Distributors (i) Underwriting- Provisionen in Verbindung mit dem Verkauf oder der Rücknahme von Fondsanteilen und (ii) 12b-1-Gebühren gemäß separaten vom Verwaltungsrat verabschiedeten Rule 12b-1-Plänen. Diese Gebühren werden unter anderem für Werbeausgaben und die Kosten für den Druck von Verkaufsunterlagen und Prospekten eingesetzt, die für das Angebot der Anteile an die Öffentlichkeit verwendet werden.

Die Transferstelle. Die Transfer- und Anlegerservicestelle für den Fonds ist Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, California 95670-7313.

Die Depotbank. Die Depotbank des Fonds ist die JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Anteilsinhaber mit gemeinsamer Adresse. Wenn zwei oder mehr Anteilsinhaber dieselbe Adresse haben, wird nur ein Exemplar dieser Vollmachtserklärung an diese Adresse versandt, sofern der Fonds nicht von einem oder mehreren Anteilsinhabern an dieser gemeinsamen Adresse anderslautende Anweisungen erhalten hat. Auf schriftliche oder mündliche Anfrage hin wird der Fonds einem Anteilsinhaber an einer gemeinsamen Adresse umgehend ein separates Exemplar dieser Vollmachtserklärung zukommen lassen. Wenn Sie (1) ein separates Exemplar dieser Vollmachtserklärung erhalten; (2) künftig eigene Jahresberichte oder Vollmachtserklärungen erhalten; oder (3) die Zustellung eines einzigen Exemplars von Jahresberichten oder Vollmachtserklärungen anfordern möchten, wenn Sie derzeit an einer gemeinsamen Adresse mehrere Exemplare erhalten, wenden Sie sich telefonisch bitte an unser Serviceteam unter der gebührenfreien Rufnummer 0800/07380 02 oder schriftlich an Franklin Templeton Investment Services GmbH, Postfach 111803, 60053 Frankfurt a.M.; Mainzer Landstraße 16, 60325 Frankfurt a.M.

Umlaufende Anteile und Hauptanteilsinhaber. Zum 31. Mai 2017 waren die folgenden Anteile und Klassen des Fonds in Umlauf:

Klasse	Anzahl umlaufender Anteile
Klasse A	316.484.130,59
Klasse C	24.132.791,44
Klasse R	3.999.381,36
Klasse R6	72.842.911,50
Advisor-Klasse	19.464.783,59
Summe	436.923.998,48

Die Namen und Adressen von Anteilsinhabern, die wirtschaftliche oder eingetragene Inhaber von 5% oder mehr der umlaufenden Anteile einer Klasse des Fonds waren, sind in Anhang C angegeben. Nach Kenntnis des Fondsmanagements gab es zum 31. Mai 2017 neben den in Anhang C angegebenen keine Anteilsinhaber, die wirtschaftliche oder eingetragene Inhaber von 5% oder mehr der umlaufenden Anteile einer Klasse des Fonds waren

Nach Kenntnis des Fondsmanagements hielt zum 31. Mai 2017 kein Nominee oder Verwaltungsratsmitglied 1% oder mehr der umlaufenden Anteile einer Klasse des Fonds, und die Verwaltungsratsmitglieder und Führungskräfte des Fonds hielten als Gruppe insgesamt weniger als 1% der umlaufenden Anteile jeglicher Klasse des Fonds.

Kontakt zum Verwaltungsrat. Wenn ein Anteilsinhaber dem Verwaltungsrat eine Mitteilung zukommen lassen möchte, ist die entsprechende Korrespondenz schriftlich an den Verwaltungsrat am Sitz des Fonds in 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, z.Hd. Secretary, zu richten. Die Mitteilung wird dem Verwaltungsrat zur Prüfung und Berücksichtigung übermittelt.

♦	WEITERE HINWEISE ZUR STIMMABGABE UND ZUR VERSAMMLUNG

Einholung von Vollmachten. Der Verwaltungsrat bittet um Ihre Stimmabgabe. AST Fund Solutions, LLC (der „Fondsdienstleister“) wurde für die Einholung der Vollmachten hinzugezogen. Die Kosten für die Einholung der Vollmachten, einschließlich der Gebühren der mit der Einholung der Vollmachten beauftragten Stelle, werden auf 184.000 USD geschätzt und vom Fonds übernommen.

Während das Datum der Versammlung näher rückt, werden bestimmte Anteilsinhaber des Fonds gegebenenfalls von einem Vertreter des Fondsdienstleisters telefonisch kontaktiert, wenn ihre Stimmen noch nicht eingegangen sind. Der Fonds vergütet Maklerfirmen und andere für ihren Aufwand im Zusammenhang mit der Weiterleitung von Vollmachtsunterlagen an die wirtschaftlichen Eigentümer der Anteile des Fonds und der Aufforderung zur Erteilung von Anweisungen zur Stimmabgabe. Der Fonds rechnet damit, dass die Aufforderung vornehmlich per Post versandt wird, sie kann jedoch auch u.a. telefonisch, per Fax, elektronisch oder über andere Kommunikationswege erfolgen. Verwaltungsratsmitglieder und Führungskräfte des Fonds und reguläre Mitarbeiter und Vertreter des Anlageverwalters oder seiner verbundenen Unternehmen, die an der Einholung der Vollmachten beteiligt sind, werden nicht vergütet.

Die Genehmigung, dem Fondsdienstleister die Ausführung von Vollmachten zu erlauben, kann durch telefonische Anweisungen durch Anteilsinhaber des Fonds, die die entsprechenden Voraussetzungen erfüllen, eingeholt werden. Telefonisch eingeholte Vollmachten werden gemäß den nachfolgend dargelegten Verfahren aufgezeichnet. Der Fonds ist der Ansicht, dass diese Verfahren angemessen konzipiert sind, um sicherzustellen, dass sowohl die Identität des abstimmenden Anteilsinhabers als auch die Stimmweisungen des Anteilsinhabers korrekt ermittelt werden.

In allen Fällen, in denen eine telefonische Vollmacht angefordert wird, ist der Vertreter des Fondsdienstleisters verpflichtet, nach dem vollständigen Namen und der Adresse jedes Anteilsinhabers zu fragen und zu bestätigen, dass der Anteilsinhaber die Vollmachtsunterlagen per Post oder auf eine andere akzeptable Art und Weise erhalten hat. Wenn es sich bei dem Anteilsinhaber um ein Unternehmen oder eine andere juristische Person handelt, ist der Vertreter des Fondsdienstleisters verpflichtet, den Titel der Person zu erfragen und eine Bestätigung einzuholen, dass die Person befugt ist, Stimmanweisungen für die Anteile zu erteilen. Wenn die erbetenen Informationen mit den dem Fondsdienstleister bereitgestellten Informationen übereinstimmen, kann der Fondsdienstleister den Anteilsinhaber zu seinen Anweisungen hinsichtlich der Anträge befragen. Der Vertreter des Fondsdienstleisters darf zwar Fragen über den Prozess beantworten, es ist ihm jedoch nicht erlaubt, dem Anteilsinhaber ein bestimmtes Stimmverhalten zu empfehlen. Er darf lediglich Empfehlungen vorlesen, die in dieser Vollmachtserklärung enthalten sind. Der Fondsdienstleister erfasst die Anweisungen des Anteilsinhabers auf der Vollmachtskarte. Innerhalb von 72 Stunden wird ein Schreiben an den Anteilsinhaber verschickt, in dem er geben wird, seine Stimmabgabe zu bestätigen und den Fondsdienstleister umgehend anzurufen, wenn seine Anweisungen in der Bestätigung nicht korrekt wiedergegeben sind.

Ein Anteilsinhaber kann zudem abstimmen, indem er die ursprünglich mit dieser Vollmachtserklärung übersandte Vollmachtskarte per Post, telefonisch (sofern Voraussetzungen erfüllt), über das Internet (sofern Voraussetzungen erfüllt) oder durch persönliche Teilnahme an der Versammlung einreicht.

Der Fonds beabsichtigt, sämtliche mit der Vollmachtseinholung und der Versammlung verbundenen Kosten zu begleichen.

Abstimmung durch Broker-Dealer. Der Fonds erwartet, dass Broker-Dealer-Firmen, die Anteile des Fonds als „street name“ für die Kunden der Broker-Dealer-Firmen halten, vor der Versammlung von ihren Kunden und den wirtschaftlichen Eigentümern Stimmweisungen einholen werden. Wenn diese Anweisungen nicht bis zu dem in den Vollmachtseinholungs-/ Stimmweisungsunterlagen der Broker-Dealer-Firmen angegebenen Datum eingegangen sind, geht der Fonds davon aus, dass Broker-Dealer nur im Hinblick auf Antrag 1 – Wahl des Verwaltungsrats – im Namen der Kunden der Broker-Dealer- Firmen und der wirtschaftlichen Eigentümer abstimmen dürfen. Bestimmte Broker-Dealer können ihre Ermessensbefugnis im Hinblick auf Anteile ausüben, die im Namen der Broker-Dealer-Firmen gehalten werden und für die keine Anweisungen eingehen, indem sie für diese Anteile proportional zu den stimmberechtigten Anteilen der Broker-Dealer-Firma, für die Anweisungen eingegangen sind, abstimmen.

Quorum. Die Versammlung ist hinsichtlich der Anträge beschlussfähig, wenn Inhaber von einem Drittel der umlaufenden Anteile des Fonds entweder persönlich anwesend oder durch Bevollmächtigte vertreten sind. Die Anteile, bezüglich derer Broker-Dealer bei der Abstimmung über Ermessenbefugnis verfügen, die Anteile, die eine „Nicht-Abstimmung durch Broker“ darstellen (d.h. Anteile, die von Brokern oder Nominees gehalten werden, bezüglich derer (i) keine Anweisungen von den wirtschaftlichen Eigentümern oder den stimmberechtigten Personen erhalten wurden und (ii) der Broker oder Nominee in Bezug auf Antrag 1 nach eigenem Ermessen abgestimmt hat, aber (iii) der Broker oder Nominee nicht über Ermessensbefugnis für die Abstimmung in Bezug auf andere Angelegenheiten verfügt) und die Anteile, deren Vollmachten eine Enthaltung bezüglich eines Tagesordnungspunkts vorsehen, werden für die Bestimmung, ob das erforderliche Quorum erfüllt ist, als anwesende und stimmberechtigte Anteile gezählt.

Tabellierungsmethode. Die für die Genehmigung jedes Antrags erforderliche Stimmanzahl ist in der Erläuterung des jeweiligen Antrags angegeben. Allgemein gilt, dass Enthaltungen und Nicht-Abstimmungen durch Broker als bei der Versammlung anwesende Stimmen, jedoch nicht als abgegebene Stimmen behandelt werden. Somit haben Enthaltungen und Nicht-Abstimmungen durch Broker dieselbe Wirkung wie eine Abstimmung „gegen“ die Anträge, die eine Befürwortung durch einen bestimmten prozentualen Anteil der Anteilsinhaber erfordern. Sie haben jedoch keine Auswirkungen auf Anträge, die für eine Genehmigung Pluralität oder eine Befürwortung durch eine Mehrheit der abgegebenen Stimmen erfordern.

Vertagung. Die Versammlung kann mitunter durch eine Abstimmung unter den Inhabern einer Mehrheit der (bei der Versammlung stimmberechtigten und persönlich oder über einen Stimmrechtsvertreter) anwesenden Anteile oder durch den Vorsitzenden der Versammlung vertagt werden. Diese Befugnis zur Vertagung der Versammlung kann ausgeübt werden, wenn die Versammlung nicht beschlussfähig ist, oder aus einem anderen Grund, der gemäß geltendem Landesrecht und der Satzung des Fonds zulässig ist, unter anderem für die Einholung weiterer Vollmachten. Jegliche Vertagung kann in Bezug auf jegliche Angelegenheit vorgenommen werden, die im Rahmen der Versammlung behandelt werden sollte, und eine entsprechende Vertagung hat keinerlei aufschiebende oder sonstige Wirkung auf die Wirksamkeit und Gültigkeit sonstiger Angelegenheiten, die vor der Vertagung bei der Versammlung behandelt wurden. Soweit sie von einem Anteilsinhaber, der eine Vollmacht gewährt hat, nicht anderweitig angewiesen werden, können die als Stimmrechtsvertreter designierten Personen ihre Ermessensbefugnis ausüben, um im Hinblick auf Fragen einer Vertagung gemäß den Anweisungen des Fondsmanagements zu stimmen, soweit dies gemäß geltenden Bundeswertpapiergesetzen, Landesrecht und den Steuerungsinstrumenten des Fonds zulässig ist.

Anträge von Anteilsinhabern. Der Fonds ist nicht verpflichtet und beabsichtigt nicht, regelmäßige Jahresversammlungen der Anteilsinhaber abzuhalten. Ein Anteilsinhaber, der einen Antrag zur Berücksichtigung hinsichtlich einer Aufnahme in die Vollmachterklärung des Fonds für die nächste Versammlung der Anteilsinhaber des Fonds einreichen möchte, sollte den Antrag schriftlich an die Niederlassung des Fonds: 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, z. Hd: Secretary, richten, so dass er innerhalb einer angemessenen Frist vor dem Zeitpunkt eingeht, an dem der Fonds beginnt, die Vollmachtsunterlagen für die betreffende Versammlung zu drucken und zu versenden. Der Antrag eines Anteilsinhabers kann nur dann bei einer Versammlung der Anteilsinhaber vorgetragen werden, wenn der Antrag eine Angelegenheit betrifft, die der Versammlung ordnungsgemäß gemäß geltenden Bundeswertpapiergesetzen, Landesrecht und anderen anwendbaren Rechtsinstrumenten vorgetragen werden darf. Die Einreichung eines Antrags durch einen Anteilsinhaber garantiert nicht, dass der Antrag in die Vollmachtserklärung des Fonds aufgenommen oder bei der Versammlung vorgestellt wird.

Es wird nicht erwartet, dass Angelegenheiten außer den oben beschriebenen der Versammlung vorgetragen werden. Sollte jedoch eine andere Angelegenheit, die eine Abstimmung der Anteilsinhaber erfordert, ordnungsgemäß der Versammlung vorgetragen werden, einschließlich Fragen hinsichtlich einer Vertagung oder Verschiebung der Versammlung, werden die auf der beigefügten Vollmachtskarte als Stimmrechtsvertreter benannten Personen gemäß der Einschätzung des Managements abstimmen, soweit dies gemäß geltenden Bundeswertpapiergesetzen, Landesrecht und den Steuerungsinstrumenten des Fonds zulässig ist. Hierzu zählen auch Anträge, über die das Fondsmanagement nicht rechtzeitig informiert wurde, wie in den Vollmachtsvorschriften der SEC dargelegt.

Im Auftrag des Verwaltungsrats,

Lori A. Weber
Vice President und Secretary
29. September 2017

ANHANG A

SATZUNG DES NOMINATING COMMITTEE

I.	Das Committee.

Das Nominating Committee (das „Committee“) ist ein Ausschuss des Verwaltungsrats/Treuhändergremiums des Fonds (der „Verwaltungsrat“), der von diesem gebildet wurde. Das Committee besteht aus der jeweils vom Verwaltungsrat festgelegten Anzahl von Mitgliedern, und die entsprechenden Mitglieder werden vom Verwaltungsrat ausgewählt. Das Committee setzt sich ausschließlich aus „unabhängigen Mitgliedern“ zusammen. Für die Zwecke dieser Satzung bezeichnet der Begriff „unabhängige Mitglieder“ Mitglieder, bei denen es sich nicht um beteiligte Personen des Fonds („unparteiische Verwaltungsratsmitglieder“) im Sinne von Section 2(a)(19) des Investment Company Act von 1940 in seiner jeweils geltenden Fassung (das „Gesetz von 1940“) handelt.

II.	Nominierung von Verwaltungsratsmitgliedern und Funktionen.

1.
Das Committee liefert den bestehenden Verwaltungsratsmitgliedern und dem gesamten Verwaltungsrat Nominierungsempfehlungen für unparteiische Verwaltungsratsmitglieder. Das Committee beurteilt die Qualifikationen von Kandidaten im Hinblick auf Mitgliedschaft im Verwaltungsrat und die Unabhängigkeit dieser Kandidaten gegenüber dem Anlageverwalter und anderen wesentlichen Dienstleistern des Fonds. Die ausgewählten Personen müssen im Sinne sowohl des Wortlauts als auch des Geistes des Gesetzes von 1940 unabhängig sein. Das Committee berücksichtigt zudem die Auswirkungen von Beziehungen, die über diejenigen hinausgehen, die im Gesetz von 1940 dargestellt sind, und die die Unabhängigkeit beeinträchtigen könnten, wie beispielsweise geschäftliche, finanzielle oder familiäre Beziehungen zu Anlageverwaltern oder Dienstleistern.

2.	Das Committee beurteilt außerdem die Qualifikation von Kandidaten und liefert dem gesamten Verwaltungsrat Empfehlungen für „beteiligte“ Verwaltungsratsmitglieder.

3.
Das Committee kann von Zeit zu Zeit bestimmte Mindestqualifikationen festlegen, die ein Kandidat nach Ansicht des Committees erfüllen muss, um als Kandidat für eine Mitgliedschaft im Verwaltungsrat in Frage zu kommen, und hat alle von Zeit zu Zeit von der U.S. Securities and Exchange Commission erlassenen Vorschriften in Bezug auf Nominierungsausschüsse von Investmentgesellschaften und die Nominierung von Personen, die als Kandidaten für eine Mitgliedschaft im Verwaltungsrat in Erwägung gezogen werden sollen, zu befolgen.

4.
Das Committee prüft Empfehlungen von Anteilsinhabern im Hinblick auf Nominierungen zur Besetzung unbesetzter Verwaltungsratsmandate, wenn derartige Empfehlungen schriftlich zu Händen des Committees am Sitz des Fonds eingehen. Das Committee wird per Beschluss eine Richtlinie für seine Verfahren bei der Berücksichtigung von Kandidaten für den Verwaltungsrat, einschließlich derjenigen, die gegebenenfalls von Anteilsinhabern empfohlen werden, verabschieden.

III.	Nominierungen und Funktionen des Committees.

Das Committee liefert dem gesamten Verwaltungsrat Nominierungsempfehlungen für die Mitgliedschaft in allen Ausschüssen des Verwaltungsrats.

IV.	Sonstige Befugnisse und Verantwortlichkeiten.

1.
Das Committee kommt mindestens einmal pro Jahr oder häufiger in offenen oder geschlossenen Sitzungen zusammen. Das Committee kann nach eigenem Ermessen Mitglieder des Managements, Anwälte, Berater und andere zur Teilnahme an seinen Sitzungen einladen. Das Committee hält separate Sitzungen mit dem Management und anderen ab, soweit es dies als angemessen erachtet.

2.
Das Committee verfügt über ausreichende Ressourcen und Befugnisse, um seinen Verantwortlichkeiten nachzukommen, einschließlich der Befugnis, spezialisierte Anwälte und andere Experten oder Berater auf Kosten des Fonds zu beauftragen.

3.	Das Committee erstattet dem Verwaltungsrat über seine Aktivitäten Bericht und spricht die von ihm jeweils als erforderlich oder angemessen erachteten Empfehlungen aus.
A-1

4.
Das Committee ist bei seinen Sitzungen hinsichtlich geschäftlicher Angelegenheiten beschlussfähig, wenn eine Mehrheit seiner Mitglieder anwesend ist. Die Handlung einer Mehrheit der bei einer beschlussfähigen Sitzung des Committees anwesenden Mitglieder gilt als Handlung des Committees. Sitzungen des Committees können mit persönlicher Anwesenheit oder telefonisch abgehalten werden, und das Committee kann durch schriftliche Zustimmung handeln, soweit dies gemäß dem Gesetz und der Satzung des Fonds zulässig ist. Bei Widersprüchen zwischen dieser Satzung und den Gründungsdokumenten des Fonds haben die Bestimmungen der Gründungsdokumente des Fonds Vorrang.

5.	Das Committee prüft diese Satzung mindestens jährlich und spricht gegenüber dem gesamten Verwaltungsrat Empfehlungen bezüglich gegebenenfalls erforderlicher Änderungen aus.

ZUSÄTZLICHE ERKLÄRUNG, AUSSCHLIESSLICH FÜR GESCHLOSSENE FONDS

Das Committee erfüllt sämtliche Vorschriften jeglicher Börsen, die sich gegebenenfalls auf Nominierungsausschüsse geschlossener Fonds beziehen, deren Anteile dort eingetragen sind.
A-2

ANHANG B

ZU ÄNDERNDE FUNDAMENTALE BESCHRÄNKUNGEN

AUF DEN ANTRAG BEZOGENER ABSCHNITT DER VOLLMACHTSERKLÄRUNG	ANLAGEBESCHRÄNKUNG	AKTUELLE FUNDAMENTALE ANLAGEBESCHRÄNKUNG Es ist dem Fonds untersagt:	VORGESCHLAGENE FUNDAMENTALE ANLAGEBESCHRÄNKUNG Es ist dem Fonds untersagt:
Unterantrag 2a	Kreditaufnahme
Kredite aufzunehmen, mit der Ausnahme, dass der Fonds in dem gemäß dem Gesetz von 1940 zulässigen Umfang oder gemäß von der SEC gewährten Befreiungen von diesen Bestimmungen Geld von Banken und verbundenen Investmentgesellschaften leihen darf, und auch dann nur für vorübergehende Zwecke und in einer Höhe, die 10% des Werts seines Gesamtvermögens (einschließlich des geliehenen Betrags) nicht übersteigt, und sofern die Depotbank des Fonds den Kreditbestimmungen zustimmt.

Kredite aufzunehmen, außer dies geschieht in dem Umfang, der gemäß dem Gesetz von 1940 oder sonstigen von der SEC übernommenen, gewährten oder ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zulässig ist.

Unterantrag 2b	Darlehensvergabe
Darlehen an andere Personen zu vergeben, außer (a) durch die Verleihung seiner Portfoliowertpapiere; (b) durch den Kauf von Schuldtiteln, Kreditbeteiligungen und/oder die Vornahme von direkten Unternehmenskrediten im Einklang mit seinen Anlagezielen und seiner Anlagepolitik; und (c) soweit das Eingehen eines Pensionsgeschäfts als Kredit angesehen wird. Der Fonds kann außerdem Darlehen an verbundene Investmentgesellschaften vergeben, soweit das Eingehen eines Pensionsgeschäfts als Kredit angesehen wird. Der Fonds kann ferner Darlehen in dem Umfang an verbundene Investmentgesellschaften vergeben, in dem dies gemäß dem Gesetz von 1940 oder von der SEC gewährten Befreiungen von diesem zulässig ist.

Darlehen zu vergeben, wenn dies zur Folge hätte, dass mehr als 33 1/3% seines Gesamtvermögens an andere Personen, einschließlich anderer Investmentgesellschaften, verliehen würden, in dem Umfang, der gemäß dem Gesetz von 1940 oder sonstigen von der SEC übernommenen, gewährten oder ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zulässig ist. Diese Beschränkung gilt nicht für (i) die Verleihung von Portfoliowertpapieren; (ii) den Kauf von Schuldtiteln, sonstigen Schuldinstrumenten, Kreditbeteiligungen und/oder die Vornahme von direkten Unternehmenskrediten im Einklang mit seinen Anlagezielen und seiner Anlagepolitik; und (iii) Pensionsgeschäfte, soweit das Eingehen eines Pensionsgeschäfts als Kredit angesehen wird.

Unterantrag 2c	Anlagen in Immobilien
In Immobilien oder Hypotheken auf Immobilien zu investieren (auch wenn der Fonds in marktgängigen Wertpapieren anlegen darf, die durch Immobilien oder Beteiligungen daran besichert oder von Gesellschaften oder Investmentfonds begeben werden, die in Immobilien oder Beteiligungen daran anlegen)…

Immobilien zu kaufen oder zu verkaufen, es sei denn sie werden aufgrund von Eigentum an Wertpapieren oder anderen Instrumenten erworben und vorausgesetzt, dass diese Beschränkung den Fonds nicht daran hindert, (i) Wertpapiere oder Instrumente, die durch Immobilien oder Beteiligungen daran besichert sind, Wertpapiere oder Instrumente, die Beteiligungen an Immobilien oder Beteiligungen daran darstellen, oder Wertpapiere oder Instrumente von Emittenten, die in Immobilien oder Beteiligungen daran investieren, damit handeln oder anderweitig daran beteiligt sind, zu kaufen oder zu verkaufen, und (ii) Immobilien Hypothekendarlehen zu erstellen, zu kaufen oder zu verkaufen.

B-1

AUF DEN ANTRAG BEZOGENER ABSCHNITT DER VOLLMACHTSERKLÄRUNG	ANLAGEBESCHRÄNKUNG	AKTUELLE FUNDAMENTALE ANLAGEBESCHRÄNKUNG Es ist dem Fonds untersagt:	VORGESCHLAGENE FUNDAMENTALE ANLAGEBESCHRÄNKUNG Es ist dem Fonds untersagt:
Unterantrag 2d	Anlagen in Rohstoffe	...Rohstoffkontrakte zu kaufen oder zu verkaufen, mit der Ausnahme börsengehandelter Terminkontrakte auf Aktienindizes.
Rohstoffe zu kaufen oder zu verkaufen, außer dies geschieht in dem Umfang, der gemäß dem Gesetz von 1940 oder sonstigen von der SEC übernommenen, gewährten oder ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zulässig ist.

Unterantrag 2e	Ausgabe vorrangiger Wertpapiere	Vorrangige Wertpapiere auszugeben…
Vorrangige Wertpapiere auszugeben, außer dies geschieht in dem Umfang, der gemäß dem Gesetz von 1940 oder sonstigen von der SEC übernommenen, gewährten oder ausgegebenen Bestimmungen, Ausnahmen oder Auslegungen zulässig ist.

AUFZUHEBENDE FUNDAMENTALE BESCHRÄNKUNGEN

AUF DEN ANTRAG BEZOGENER ABSCHNITT DER VOLLMACHTSERKLÄRUNG	ANLAGEBESCHRÄNKUNG	AKTUELLE FUNDAMENTALE ANLAGEBESCHRÄNKUNG Es ist dem Fonds untersagt:
Unterantrag 3a	Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten
Seine Vermögenswerte zu verpfänden, hypothekarisch zu belasten, zu lombardieren oder anderweitig zu belasten, es sei denn, dies geschieht zur Absicherung von gemäß seiner Kreditaufnahmerichtlinie zulässigen Schulden.

Unterantrag 3b	Kauf von Wertpapieren auf Margenbasis und Vornahme von Leerverkäufen; Anlage in Put- und Call-Optionen
...Wertpapiere auf Margenbasis zu kaufen oder Leerverkäufe vorzunehmen, Puts, Calls, Straddles oder Spreads auszustellen,  zu kaufen oder zu verkaufen (der Fonds darf jedoch Margenzahlungen in Verbindung mit Terminkontrakten und Optionen auf Aktienindizes vornehmen und diese kaufen und verkaufen).

Unterantrag 3c	Anlage in andere Investmentgesellschaften
In die Wertpapiere anderer inländischer oder ausländischer Investmentgesellschaften oder Investmentfonds oder anderer Anlagevehikel zu investieren, die nach dem Prinzip der Risikostreuung investiert sind, ungeachtet der rechtlichen Struktur eines solchen Anlagevehikels (gemeinsam als „Anlagevehikel“ bezeichnet), außer in Verbindung mit einem Plan zur Verschmelzung oder Konsolidierung mit oder zum Erwerb von im Wesentlichen dem gesamten Vermögen eines solchen Anlagevehikels und mit der weiteren Ausnahme, dass bis zu 5% des Nettoinventarwerts des Fonds in ein Anlagevehikel angelegt werden können, das aus Wertpapieren besteht, vorausgesetzt, es bietet seine Anteile ohne Beschränkung der Anzahl öffentlich an und weiter vorausgesetzt, dass die Inhaber dieser Anteile das Recht haben, ihre Anteile zurückzugeben.

Unterantrag 3d	Anlagen in Öl- und Gasprogramme
... in Beteiligungen (bei denen es sich nicht um Schuldverschreibungen oder Eigenkapitalbeteiligungen handelt) an Öl-, Gas- oder anderen Mineralexplorations- oder -entwicklungsprogrammen zu investieren…

Unterantrag 3e	Anlagen in Letter Stocks	In „Letter Stocks“ oder Wertpapiere, für die gemäß einem Kaufvertrag Verkaufsbeschränkungen gelten, zu investieren.
B-2

ANHANG C

DIE GRÖSSTEN ANTEILINHABER ZUM 31. MAI 2017

Zum 31. Mai 2017 hielten die folgenden Anteilsinhaber laut Eintragung oder als wirtschaftliche Eigentümer 5% oder mehr der umlaufenden Anteile des Fonds. Für die Zwecke des Gesetzes von 1940 wird für jede Person, die direkt oder über ein oder mehrere beherrschte Unternehmen mehr als 25% der stimmberechtigten Wertpapiere eines Unternehmens hält, angenommen, dass sie ein solches Unternehmen „beherrscht“. Soweit ein Anteilsinhaber in der nachfolgenden Tabelle als wirtschaftlicher Eigentümer und eingetragener Inhaber von mehr als 25% der umlaufenden stimmberechtigten Wertpapiere des Fonds angegeben ist und über Stimmrechte und/oder Anlagebefugnis verfügt, kann dementsprechend angenommen werden, dass dieser Anteilsinhaber den Fonds beherrscht. Zum Stichtag hielten die Verwaltungsratsmitglieder und Führungskräfte des Fonds als Gruppe weniger als 1% der umlaufenden Anteile jeder Klasse des Fonds.

Name und Adresse	Anteilsbetrag	Prozent der Klasse (%)
ANTEILE DER KLASSE A
Edward Jones & Co.*	40.480.690,31	12,80
12555 Manchester Road
Saint Louis, MO 63131-3710
ANTEILE DER KLASSE C
WFCS LLC*	2.447.437,83	10,15
2801 Market Street
Saint Louis, MO 63103-2523
Morgan Stanley Smith Barney*	2.443.301,77	10,13
z. Hd. Mutual Fund Operations
2 Harborside Financial Center, Floor 3
Jersey City, NJ 07311-1114
Pershing LLC*	1.839.882,47	7,63
1 Pershing Plaza
Jersey City, NJ 07399-0001
National Financial Services LLC*	1.532.211,15	6,35
z. Hd. Mutual Fund Department, 4th Floor
499 Washington Boulevard
Jersey City, NJ 07310-1995
Renaissance Charitable Foundation Inc.	1.423.680,62	5,90
FBO FT Charitable Giving Fund
Gregory W. Baker & Douglas W. Cox
und Steven R. Ko Trustee
8910 Purdue Road, Suite 555
Indianapolis, IN 46268-3161
Raymond James*	1.257.511,29	5,22
880 Carillon Parkway
Saint Petersburg, FL 33716-1102
ANTEILE DER ADVISOR-KLASSE
Franklin Founding Funds Portfolio	3.537.606,86	18,18
FT 529 College Savings Plan
300 Southeast 2nd Street, Floor 8
Fort Lauderdale, FL 33301-1965
Templeton Growth 529 Portfolio	3.023.203,39	15,54
FT 529 College Savings Plan
c/o Fund Accounting
300 Southeast 2nd Street, Floor 8
Fort Lauderdale, FL 33301-1965
Corefolio	1.997.441,62	10,27
FT 529 College Savings Plan
c/o Fund Accounting
300 Southeast 2nd Street, Floor 8
Fort Lauderdale, FL 33301-1965
Edward Jones & Co.*	1.618.438,62	8,32
12555 Manchester Road
Saint Louis, MO 63131-3710
C-1

Name und Adresse	Anteilsbetrag	Prozent der Klasse (%)
Merrill Lynch Pierce Fenner & Smith*	1.326.899,42	6,82
z. Hd. Fund Administrator/97N46
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
ANTEILE DER KLASSE R
State Street Bank and Trust*	2.705.240,35	67,64
als Treuhänder und/oder Depotbank
FBO ADP Access Product
105 Rosemont Road
Westwood, MA 02090-2318
ANTEILE DER KLASSE R6
Franklin Founding Funds Allocation Fund	63.066.233,90	86,58
Franklin Fund Allocator Series
c/o Fund Accounting
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, FL 33394-3029
Franklin Corefolio Allocation Fund	7.275.275,53	9,99
Franklin Fund Allocator Series
c/o Fund Accounting
500 East Broward Boulevard
Fort Lauderdale, FL 33394-3000

*	Zugunsten seines bzw. seiner Kunden.

C-2

VOLLMACHTSKARTE FÜR EINZELHEITEN ZU DEN ANTRÄGEN, SIEHE RÜCKSEITE
IHRE STIMME IST WICHTIG,
GANZ GLEICH, WIE VIELE
ANTEILE SIE BESITZEN. BITTE
NEHMEN SIE SICH DIE ZEIT, UM
NAME DES ANTEILSINHABERS	DIE VOLLMACHTSERKLÄRUNG
DURCHZULESEN UND IHRE STIMME
UND ADRESSE HIER	NOCH HEUTE ABZUGEBEN!

TEMPLETON GROWTH FUND, INC.

Außerordentliche Versammlung der Anteilsinhaber am 30. Oktober 2017

Der Unterzeichner widerruft hiermit alle früher erteilten Vollmachten für seine Anteile am oben genannten Fonds (der „Fonds“) und ernennt Tara E. Gormel, Kimberly H. Novotny und Lori A. Weber gemeinsam und jeweils einzeln zu seinen Stimmrechtsvertretern mit voller Vertretungsmacht zur Stimmabgabe für alle Anteile des Fonds, für die der Unterzeichner stimmberechtigt ist, bei der um 11:00 Uhr (US-Ostküstenzeit) am 30. Oktober 2017 in der 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 anberaumten außerordentlichen Versammlung der Anteilsinhaber, einschließlich etwaiger Vertagungen oder Verschiebungen dieser, über die nachfolgend aufgeführten Angelegenheiten und in Bezug auf sämtliche sonstigen Angelegenheiten abzustimmen, die auf der Versammlung ordnungsgemäß behandelt werden können.

Diese Vollmachtskarte wird vom Verwaltungsrat im Auftrag des Fonds angefordert. Die Stimmen werden gemäß den Anweisungen abgegeben. Werden keine Anweisungen erteilt, so werden die dieser Vollmachtskarte zugrundeliegenden Stimmen gemäß den in der Vollmachtserklärung dargelegten Empfehlungen des Verwaltungsrats abgegeben, einschließlich einer Stimmabgabe FÜR alle Kandidaten für den Verwaltungsrat. Werden der Versammlung sonstige Angelegenheiten ordnungsgemäß für eine Abstimmung vorgelegt, stimmen die Stimmrechtsvertreter in Bezug auf diese Angelegenheiten gemäß den Empfehlungen des Managements.

Erläuterungen zu den Anträgen sind der Vollmachtserklärung zu entnehmen.

BITTE ERTEILEN SIE UMSEITIG IHRE STIMMANWEISUNGEN, DATIEREN UND UNTERZEICHNEN SIE DIESE, UND SENDEN SIE DIE UNTERZEICHNETE VOLLMACHTSKARTE ZEITNAH IM BEIGEFÜGTEN UMSCHLAG ZURÜCK.

DAMIT IHRE STIMME BERÜCKSICHTIGT WERDEN KANN, IST IHRE UNTERSCHRIFT ERFORDERLICH.

Bitte unterschreiben Sie genau so, wie Ihr(e) Name(n) auf dieser Vollmachtskarte angegeben ist/sind. Werden Anteile gemeinsam gehalten, sollten ein oder mehrere Inhaber persönlich unterzeichnen. Treuhänder und andere Personen, die treuhänderische Funktionen übernehmen, müssen angeben, in welcher Funktion sie unterzeichnen, und sofern mehr als ein Name angegeben ist, ist die Unterschrift der Mehrheit erforderlich. Im Fall von Unternehmen muss die Unterschrift von einem Prokuristen stammen, der seinen Titel anzugeben hat.

	UNTERSCHRIFT (UND TITEL, WENN ZUTREFFEND)	DATUM

	UNTERSCHRIFT (WENN ANTEILE GEMEINSAM GEHALTEN WERDEN)	DATUM

BEVOR SIE DIESE VOLLMACHTSKARTE ZURÜCKSENDEN, VERGEWISSERN SIE SICH, DASS SIE OBEN UNTERSCHRIEBEN UND DATIERT HABEN. DIESE VOLLMACHTSKARTE IST NUR GÜLTIG, WENN SIE UNTERSCHRIEBEN UND DATIERT IST.

[VOLLMACHTS-ID-NUMMER HIER]	[Strichcode hier]	[CUSIP HIER]

TEMPLETON GROWTH FUND, INC.

VOLLMACHTSKARTE

UM ABZUSTIMMEN, MARKIEREN SIE EIN FELD MIT BLAUER ODER SCHWARZER TINTE. Beispiel: ■
DER VERWALTUNGSRAT EMPFIEHLT EINSTIMMIG, IN BEZUG AUF DIE FOLGENDEN ANTRÄGE MIT „DAFÜR“ ZU STIMMEN:

1.	Wahl eines Verwaltungsrats für den Fonds

(1) Harris J. Ashton            (5) Gregory E. Johnson           (9) Larry D. Thompson                       Für Alle                             Alle Enthalten

(2) Ann Torre Bates           (6) Rupert H. Johnson, Jr.      (10) Constantine D. Tseretopoulos          [   ]                                            [   ]

(3) Mary C. Choksi             (7) J. Michael Luttig               (11) Robert E. Wade

(4) Edith E. Holiday            (8) David W. Niemiec

Um die Stimmvollmacht für einen bestimmten Kandidaten einzubehalten, markieren Sie “FÜR ALLE AUSSER“, und schreiben Sie die Nummer des Kandidaten in die darunterliegende Zeile.

[ ] FÜR ALLE AUSSER

2.	Genehmigung der folgenden Änderungen an einigen fundamentalen Anlagebeschränkungen des Fonds:	Dafür	Dagegen	Enthaltung

	2a. Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditaufnahme.	[ ]	[ ]	[ ]

	2b. Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Kreditvergabe.	[ ]	[ ]	[ ]

	2c. Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Immobilien.	[ ]	[ ]	[ ]

	2d. Änderung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Rohstoffen.	[ ]	[ ]	[ ]

	2e. Änderung der fundamentalen Anlagebeschränkung im Hinblick auf die Ausgabe vorrangiger Wertpapiere.	[ ]	[ ]	[ ]

3.	Genehmigung der Aufhebung einiger fundamentaler Anlagebeschränkungen des Fonds:	Dafür	Dagegen	Enthaltung

	3a. Aufhebung der fundamentalen Anlagebeschränkungen im Hinblick auf die Verpfändung, hypothekarische Belastung oder Lombardierung von Vermögenswerten.	[ ]	[ ]	[ ]

	3b. Aufhebung der fundamentalen Anlagebeschränkungen im Hinblick auf den Kauf von Wertpapieren auf Margenbasis, die Vornahme von Leerverkäufen und die Anlage in Optionen.	[ ]	[ ]	[ ]

	3c. Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in andere Investmentgesellschaften.	[ ]	[ ]	[ ]

	3d. Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in Öl- und Gasprogramme.	[ ]	[ ]	[ ]

	3e. Aufhebung der fundamentalen Anlagebeschränkung im Hinblick auf Anlagen in „Letter Stocks“.	[ ]	[ ]	[ ]

4.	Genehmigung der Nutzung einer „Manager of Managers“-Struktur, bei der der Anlageverwalter des Fonds die Unterberater ohne Zustimmung der Anteilsinhaber ernennen und ablösen kann.	[ ]	[ ]	[ ]

Bitte vergessen Sie nicht, diese Vollmachtskarte zu unterschreiben.

VIELEN DANK FÜR IHRE STIMMABGABE!

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